[*] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Version

SECURITY TRUST AGREEMENT
dated as of May 17, 2021
among
WILLIS ENGINE STRUCTURED TRUST VI,
as the Issuer
EACH OF THE ADDITIONAL GRANTORS REFERRED TO HEREIN
AND FROM TIME TO TIME MADE A PARTY HERETO

and

U.S. BANK NATIONAL ASSOCIATION
as Security Trustee and Operating Bank

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Table of Contents

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APPENDIX
Appendix A    Definitions
SCHEDULES
Schedule I    Pledged Stock, Pledged Beneficial Interest, Pledged Membership Interest
and Pledged Debt
Schedule II    Account Information
Schedule III    Principal Offices
Schedule IV    Process Agent
Schedule V    Asset Trusts
Schedule VI    Other Issuer Subsidiaries
Schedule VII    Leases
Schedule VIII    Assets
EXHIBITS
Exhibit A-1    Form of Secured Party Supplement
Exhibit A-2    Form of Collateral Supplement
Exhibit A-3    Form of Grantor Supplement
Exhibit B    Form of Account Letter
Exhibit C    Form of Consent and Agreement
Exhibit D-1    Form of Asset Mortgage
Exhibit D-2    Form of Asset Mortgage and Lease Security Assignment
Exhibit D-3    Form of Lease Security Assignment
Exhibit E    Form of FAA Opinion

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SECURITY TRUST AGREEMENT
This SECURITY TRUST AGREEMENT (as amended, supplemented and otherwise modified from time to time, this “Agreement”), dated as of May 17, 2021, is made by and among WILLIS ENGINE STRUCTURED TRUST VI, a Delaware statutory trust (the “Issuer”), each of the ISSUER SUBSIDIARIES (including each Asset Trust) party hereto from time to time as a grantor (such Issuer Subsidiaries, together with the Issuer, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USB”), as Security Trustee (in such capacity, the “Security Trustee”) and Operating Bank (in such capacity, the “Operating Bank”).
WITNESSETH THAT:
WHEREAS, the Issuer and USB, as Trustee, among others, entered into a Trust Indenture, dated as of May 17, 2021 (as amended, supplemented and otherwise modified from time to time, the “Indenture”);
WHEREAS, pursuant to the Indenture, the Issuer is issuing the Initial Notes;
WHEREAS, the Issuer is the owner, directly or indirectly, of all of the beneficial, membership and equity interests, as applicable, in the Asset Trusts and the other Issuer Subsidiaries, including any Subsidiary of the Issuer that becomes a party to this Agreement by the execution and delivery of a Grantor Supplement;
WHEREAS, in order to secure the payment of the Notes by the Issuer and the payment and performance of all obligations of the Issuer and the other Grantors under the Related Documents, the Issuer and the other Grantors are entering into this Agreement to grant a security interest in the Collateral in favor of the Security Trustee for the benefit of the Secured Parties;
WHEREAS, each Grantor will derive substantial direct and indirect benefit from the issuance of the Notes by the Issuer and from the execution, delivery and performance of the Related Documents, whether or not such Grantor is a party thereto; and
WHEREAS, it is a condition precedent to the issuance of the Notes by the Issuer and the making of any Loans to the Issuer that each Grantor grant the security interests contemplated by this Agreement;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged each Grantor hereby agrees with the Security Trustee, for its benefit and for the benefit of the other Secured Parties, as follows:

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ARTICLE I
DEFINITIONS

Section1.01Definitions. For all purposes of this Agreement, the capitalized terms set forth in Appendix A shall have the meanings specified therein, and all other capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Indenture.
Section1.02Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Administrator”, “Aircraft Object”; “associated rights”, “Contracting State”, “Contract of Sale”, “International Interest”, “International Registry”; “power to dispose”, “Professional User Entity”, “Prospective Sale”, “Prospective International Interest”, “situated in” and “Transacting User Entity”.
Section1.03Construction and Usage. The conventions of construction and usage set forth in Section 1.02 of the Indenture are hereby incorporated by reference in this Agreement.
ARTICLE II
SECURITY

Section2.01Grant of Security. To secure the payment and performance of the Secured Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Security Trustee, for the benefit of the Secured Parties (except as limited by the proviso at the end of this section in respect of certain Secured Parties in their capacity as Collateral Obligors), a security interest in and to all of such Grantor’s right, title and interest in, to and under the following, whether now existing or hereafter created or acquired:
(a)with respect to such Grantor, all of such Grantor's right, title and interest in and to the following (the “Asset Collateral”):
(i)each Asset and Part as the same is now and will hereafter be constituted, and in the case of any such Asset that is an Engine or Part, whether or not any such Engine or Part shall be installed in or attached to any Airframe, aircraft or Engine, and including in each case all Aircraft Objects and all Related Asset Documents in respect of each such Asset and Part;
(ii)all proceeds from the sale or other disposition of, all proceeds of insurance due to such Grantor on, and all proceeds of the total or partial loss or physical destruction, confiscation, condemnation or requisition due to such Grantor with respect to, each such Asset and all Parts, equipment, attachments, accessories, replacement and added Parts and components described in the preceding clause (i);
(iii)each Lease of an Asset, whether or not owned by such Grantor, under which such Grantor is or may from time to time be the lessor, together with any

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and all such Related Asset Documents relating to such Lease (any such Leases, together with all Related Asset Documents, an “Assigned Lease”), including without limitation (A) all rights of such Grantor to all Lease Payments, however denominated, under such Assigned Leases, (B) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to or with respect to such Assigned Leases, (C) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (D) all rights of such Grantor to receive and any and all rights to amend, waive, modify and give notices, approvals and consents under such Assigned Leases, (E) all rights of such Grantor under any such Assigned Lease with respect to any sublease of any such Asset, (F) all rights of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any such Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity, (G) all rights of such Grantor to discharge any registration of an International Interest with respect to such Asset or any such Assigned Lease made with the International Registry (except to the extent that after use of commercially reasonable efforts, the Lessee under any Assigned Lease will not consent to the right to discharge such Assigned Lease to be held by any person other than the Lessor) and (H) all other rights and property of such Grantor included therein together with all payments, including without limitation all rent, damages, expenses, indemnities and other amounts due to such Grantor (or any person claiming by, through or under such Grantor) thereunder; and
(iv)each Part-Out Agreement relating to an Asset, whether or not owned by such Grantor, under which such Grantor is or may from time to time be a party (each an “Assigned Part-Out Agreement”), including, without limitation, (A) all rights of such Grantor to all disposition proceeds or lease payments, however denominated, under such Assigned Part-Out Agreement or related thereto or to any Asset which is the subject of an Assigned Part-Out Agreement, (B) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to or with respect to such Assigned Part-Out Agreement, (C) claims of such Grantor for damages arising out of or for breach or default under such Assigned Part-Out Agreement, (D) all rights of such Grantor to receive any and all rights to amend, waive, modify and give notices, approvals and consents under such Assigned Part-Out Agreement, (E) all rights of such Grantor to terminate such Assigned Part-Out Agreement and to compel performance of, and otherwise to exercise all remedies under, any such Assigned Part-Out Agreement, whether arising under such Assigned Part-Out Agreement or by statute or at law or in equity, (F) all rights of such Grantor to possession of any Asset under an Assigned Part-Out Agreement, and (G) all other rights and property of such Grantor included therein together with all payments, including, without limitation, all sales or disposition proceeds, rent, damages, expenses, indemnities and other amounts due to such Grantor (or any Person claiming by, through or under such Grantor) thereunder;
(b)all Stock Collateral now owned or hereafter from time to time acquired by such Grantor;

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(c)all Debt Collateral now owned or hereafter from time to time acquired by such Grantor:
(d)all Beneficial Interest Collateral now owned or hereafter from time to time acquired by such Grantor;
(e)all Membership Interest Collateral now owned or hereafter from time to time acquired by such Grantor;
(f)all Account Collateral now owned or hereafter from time to time acquired by such Grantor;
(g)all Assigned Agreement Collateral now owned or hereafter from time to time acquired by such Grantor;
(h)all of such Grantor’s right, title and interest in and to all Service Provider Documents (the “Servicing Collateral”), subject to the proviso set forth below in respect of any Collateral Obligor with obligations to such Grantor under the Service Provider Documents;
(i)all of such Grantor’s right, title and interest in and to the Asset Purchase Agreement and the other Acquisition Agreements (the “Asset Purchase Collateral”), subject to the proviso set forth below in respect of any Collateral Obligor with obligations to such Grantor under the Asset Purchase Collateral;
(j)all of such Grantor’s right, title and interest in and to all Hedge Agreements, and all rights to administer and otherwise deal with each such Hedge Agreement (the “Hedge Collateral”), subject to the proviso set forth below in respect of any Collateral Obligor with obligations to such Grantor under the Hedge Collateral;
(k)all of such Grantor’s right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;
(l)all of such Grantor’s right, title and interest in and to all other accounts, chattel paper, payment intangibles, commercial tort claims, documents, goods, fixtures, general intangibles, instruments, inventory, investment property, letters of credit, supporting obligations, deposit account rights (as all of the foregoing are defined in the UCC) and other property not described in clauses (a) through (k) of Section 2.01; and
(m)all income, payments and proceeds of any and all of the foregoing (including income, payments and proceeds that constitute property of the types described in any of the subsections of this Section 2.01);
all of the foregoing constituting the “Collateral,” provided, however, that to the extent the Collateral consists of the obligations of any Collateral Obligor to such Grantor, such security interest in such Collateral shall not be for the benefit of such Collateral Obligor; and provided further that the Collateral shall not include Excluded Payments.

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Section2.02Security for Obligations. This Agreement and the FAA Security Documents secure the payment and performance of all Secured Obligations of each of the Grantors to each of the Secured Parties (subject to the subordination provisions of this Agreement, the Indenture and the other Related Documents) and shall be held by the Security Trustee in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement and the FAA Security Documents secure the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party without regard to the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor. Each of the Secured Parties is an express intended third party beneficiary of this Agreement and the FAA Security Documents; provided that the rights of each individual Secured Party shall be subject to the terms and conditions of the Indenture, including without limitation the provisions of Article III and Sections 4.02 and 4.03 of the Indenture with respect to the manner in which proceeds of the Collateral will be distributed, Article IV of the Indenture governing the exercise of remedies under the Indenture and this Agreement, and Article X of the Indenture providing for the subordination of claims to Senior Claims; provided further that each Secured Service Provider, each Secured Hedge Provider, each Secured Credit Facility Provider and each Secured Seller shall enter into a Secured Party Supplement (if not a party hereto).
Section2.03Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to which it is a party or by which it is bound to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement, the FAA Security Documents and each other Security Document had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral to which it is a party or by which it is bound, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, any FAA Security Document or any Security Document nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.
Section2.04Security Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Security Trustee by way of security such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, following the delivery of a Default Notice (and so long as such Default Notice shall not have been rescinded and annulled as set forth in Section 4.02 of the Indenture), but not prior to the expiration of any Cure Period under the Indenture, or during the continuation of an Acceleration Default, to take any action and to execute any instrument that the Security Trustee may deem necessary, advisable or desirable to accomplish the purposes of this Agreement or any other Related Document, including:

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(i)to ask for, demand, collect, sue for, recover, compromise, receive and give acquaintance and receipts for monies due and to become due under or in respect of any of the Collateral;
(ii)to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral; and
(iii)to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary, advisable or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral.
Section2.05Voting Rights; Dividends; Etc. (a) So long as (x) no Default Notice shall have been delivered to the Issuer (or, if a Default Notice shall have been delivered, such Default Notice shall have been rescinded and annulled as set forth in Section 4.02 of the Indenture), and prior to the expiration of any Cure Period under the Indenture, and (y) no Acceleration Default shall have occurred and be continuing:
(i)Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Stock Collateral, Debt Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the organizational documents of such Grantor, the Indenture or any other Related Document; provided, however, that such Grantor shall not exercise or shall refrain from exercising any such right if such action would reasonably be expected to have a material adverse effect on the value of all or any part of the Stock Collateral, Debt Collateral, Membership Interest Collateral or the Beneficial Interest Collateral; and
(ii)The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.05(a)(i).
(b)Whether or not any Default or Event of Default shall have occurred, any and all distributions, dividends, interest, income, payments and proceeds paid or received in respect of the Collateral, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Stock Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral shall be paid into the Collections Account or shall be forthwith delivered to the Security Trustee, as applicable and, if received by such Grantor, shall be received in trust for the benefit of the Security Trustee, be segregated from the

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other property or funds of such Grantor and be forthwith paid to the Collections Account or delivered to the Security Trustee in the same form as so received (with any necessary indorsement).
(c)Upon the delivery of a Default Notice to the Issuer or any of its Subsidiaries (and so long as such Default Notice shall not have been rescinded and annulled as set forth in Section 4.02 of the Indenture), but not prior to the expiration of any Cure Period under the Indenture, or during the continuance of an Acceleration Default, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.05(a)(i) shall cease, and the Security Trustee thereupon shall have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any Issuer Subsidiary), provided, however, the Security Trustee shall have no obligation to exercise such voting or consensual right without instruction from the Noteholders.
Section2.06Performance of Obligations. If any Grantor fails to perform or comply with any of its agreements contained in the Related Documents, then the Security Trustee may perform or comply with such agreement but shall not be obligated to do so, and the amount of such payment and the amount of the reasonable expenses of Security Trustee incurred in connection with the performance of or compliance with such agreement, as the case may be shall be deemed an Expense, to be paid out of the Available Collections on the next succeeding Payment Date in accordance with Section 3.09 of the Indenture.
ARTICLE III

COVENANTS

Section3.01Collateral Supplements and Grantor Supplements.
(a)Upon the acquisition by any Grantor of any Collateral, such Grantor shall concurrently execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of the security interest in such Collateral as are called for by this Agreement for Collateral of the same type, consistent with the Perfection Standards; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Related Document and provided further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement to attach and otherwise extend as to such Collateral. Each Collateral Supplement shall be required to set out in the annexes thereof only such information as has not been reflected in the schedules to this Agreement as supplemented prior to the date of such Collateral Supplement. Notwithstanding the foregoing, no Grantor shall be required to deliver a Collateral Supplement solely in respect of a Lease.
(b)Upon the acquisition, formation or other organization of any Issuer Subsidiary, the Issuer shall cause such Issuer Subsidiary to execute and deliver to the Security Trustee a Grantor Supplement, and upon such acquisition, formation or other organization, each

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such Issuer Subsidiary (i) shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) shall be deemed to have granted a security interest to the Security Trustee in all of its assets and other property, including, without limitation, all of its right, title and interest in, to and under each type of Collateral described in Section 2.01, and (iii) shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.
(c)The Issuer undertakes with the Security Trustee to enter into a Local Law Security Document in respect of the Stock held by it of any Issuer Subsidiary governed by the laws of the jurisdiction in which such Issuer Subsidiary is incorporated (other than any Asset Trust or any other Issuer Subsidiary organized in the United States), in each case on the date on which the Issuer acquires such Stock.
Section3.02Delivery of Collateral.
(a)All certificates, instruments, documents or chattel paper representing or evidencing any Collateral (other than Account Collateral) shall be delivered to and held by the Security Trustee at the Designated Address, and held by or on behalf of the Security Trustee in the United States and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted hereby or under such other Security Document, as applicable, or as may be reasonably requested by the Security Trustee. Upon the delivery of a Default Notice (and so long as such Default Notice shall not have been rescinded and annulled as set forth in Section 4.02 of the Indenture), but not prior to the expiration of any Cure Period under the Indenture, or during the continuance of an Acceleration Default, the Security Trustee shall have the right, without notice to any Grantor, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Pledged Stock, the Pledged Debt, Pledged Membership Interest and Pledged Beneficial Interest, subject only to the revocable rights specified in Section 2.05(a). In addition, the Security Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral (other than Account Collateral) for certificates or instruments of smaller or larger denominations.
(b)To the extent that any Assigned Lease constitutes “tangible chattel paper” and is not a Cape Town Lease, the Grantors shall cause the original of such Assigned Lease to be designated and to be delivered to the Security Trustee promptly (and in any case no later than 10 Business Days) (i) after the Initial Closing Date, in the case of the Initial Leases of the Initial Assets delivered on such date, (ii) after the Delivery Date of the applicable Asset, Asset Trust or other Issuer Subsidiary in the case of the Initial Leases of the other Assets, or (iii) after the execution and delivery of any other Assigned Lease by all its parties, provided that, in the case of any Initial Lease, if the Issuer represents in writing to the Security Trustee that no fully executed counterpart of the Assigned Lease has been designated as a chattel paper original or that the chattel paper original of an Assigned Lease has been lost or destroyed, the Grantor that is the lessor under such Assigned Lease shall be excused from the obligation to deliver a chattel paper

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original of such Assigned Lease, and provided further that the Grantor also shall be excused from the obligation to deliver a chattel paper original under any Assigned Lease that has an initial term or remaining term of less than one year. The Grantors shall deliver to the Security Trustee a certified true copy of any Assigned Lease in respect of which a chattel paper original is not delivered to the Security Trustee pursuant to the preceding sentence. Any obligation to deliver any chattel paper original Assigned Lease to the Security Trustee hereunder shall be satisfied by the applicable Grantor delivering such original to the Custodian, it being understood and agreed that in no event shall the Security Trustee have any responsibility or liability in connection with such delivery or the maintenance of any chattel paper original by the Custodian.
(c)With respect to any Assigned Lease that is a Future Lease, the Grantors shall (a) cause the lessor and the lessee of such Future Lease to designate one executed copy thereof the original by adding language in substantially the following form to the cover page thereof; provided that, where such Future Lease incorporates the terms of a general terms agreement or master agreement, on the cover page only of the specific lease agreement constituting the Future Lease and need not appear on the cover page of such general terms agreement or such master agreement: “COUNTERPART NO. __ OF [__] SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UCC, NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1”, (b) notify the Lessee in writing of the security assignment of such Future Lease to the Security Trustee pursuant to the Security Trust Agreement (which notice may be contained in such Future Lease or in a separate document) and (c) obtain from the Lessee a written acknowledgement (which may be contained in such Future Lease or in a separate document) addressed to, or for the benefit of, the Security Trustee (1) acknowledging receipt of notification of such security assignment and (2) containing the agreement of the Lessee to continue to make all payments required to be made to the Lessor under such Future Lease to the account specified in such Future Lease unless and until the applicable Lessor or, if a Default Notice shall have been delivered (and so long as such Default Notice shall not have been rescinded and annulled as set forth in Section 4.02 of the Indenture), but not prior to the expiration or termination of any Cure Period under the Indenture, or if an Acceleration Default shall have occurred and be continuing, the Security Trustee, otherwise directs (it being understood that the account specified in such Future Lease will be the account specified by the Administrative Agent to the Servicer as contemplated by Section 1.1(a) of Schedule 2.02(a) to the Servicing Agreement and subject in each case to applicable legal or tax constraints). Each Grantor hereby instructs the Security Trustee to enter into all lease-related documents and instruments on this date and as may arise from time to time, as reasonably requested by such Grantor, for the purposes of, subject to the Perfection Standards, assisting the applicable Grantor in establishing and maintaining the Security Trustee’s security interest for and on behalf of itself and for the benefit of the other Secured Parties in respect of any Assigned Lease. In connection with any Assigned Lease, each Grantor and the Security Trustee shall (x) cooperate with the Servicer by providing upon request of the Servicer a letter of quiet enjoyment by such Grantor or the Security Trustee, as applicable, addressed to the relevant Lessee with respect to such Assigned Lease in a form reasonably acceptable to such Lessee and, if to be

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provided by the Security Trustee, the Security Trustee and (y) provide all other reasonable assistance and cooperation to the Servicer in connection with the foregoing.
Section3.03Accounts.
(a)Security Trustee Accounts. (i) USB hereby agrees to act as the Operating Bank under this Agreement. Upon the execution of this Agreement and from time to time thereafter as called for by Section 3.01 of the Indenture, the Operating Bank shall establish and maintain on the books and records of its office specified in Section 10.02 and maintain for the benefit of the Security Trustee (on behalf of the Secured Parties) each respective Security Trustee Account (as an Eligible Account) to be established on the Initial Closing Date or at such other time. If, at any time, any Security Trustee Account ceases to be an Eligible Account, the Operating Bank shall, promptly after notice from the Administrative Agent, cooperate with the Administrative Agent to facilitate its establishment of a new Security Trustee Account having the same characteristics as such other Account and transfer all property related to such old Account to such new Account. The Operating Bank also agrees to cooperate with any replacement Operating Bank as to the transfer of any property in, or records relating to, any Security Trustee Account maintained by it. Except as a Secured Party in accordance with the provisions of this Agreement and the Indenture, the Operating Bank waives any claim or lien against any Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor.
(iii)The Operating Bank hereby agrees that (A) it is a “bank” (as defined in Section 9-102(a)(8) of the UCC) and a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC) and is acting as a securities intermediary with respect to each Security Trustee Account, (B) each Security Trustee Account is and will be maintained as a Securities Account of which it is the Securities Intermediary and in respect of which the Security Trustee is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) with respect to each “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to such Account and the Operating Bank shall comply with all “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) and “instructions” (as defined in Section 8-102(a)(12) of the UCC) issued by the Security Trustee without further consent of the Grantors or any other Person, (C) all Collections and other cash required to be deposited in any such Account and Permitted Account Investments and all other property acquired with cash credited to any such Account will be credited to such Account, (D) all items of property (whether cash, investment property, Permitted Account Investments, other investments, securities, instruments or other property credited to each Security Trustee Account will be treated as a “financial asset” (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (E) its “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) and the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) with respect to each Account is the State of New York, (F) (1) the law of the State of New York governs all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary and, to the extent not so provided in any account agreement governing the Security Trustee

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Accounts established pursuant to this Section 3.03, such account agreement is hereby amended to so provide and (2) it will not modify the law applicable to such issues or (so long as this Agreement is in effect) under such account agreement, and (G) all securities, instruments and other property in order or registered from and credited to any Security Trustee Account shall be payable to or to the order of, or registered in the name of, the Operating Bank or shall be indorsed to the Operating Bank or in blank, and in no case whatsoever shall any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to any Security Trustee Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by a Grantor to the Operating Bank or in blank.
(iv)The Operating Bank acknowledges that the Security Trustee has appointed the Administrative Agent pursuant to the Administrative Agency Agreement, as its agent for, among other things, dealings with respect to the Security Trustee Accounts. The Operating Bank agrees that, until otherwise notified in writing by the Security Trustee, the Operating Bank will follow the written directions and instructions of the Administrative Agent, as the agent for the Security Trustee, to the extent it is required to follow those of the Security Trustee except that, with respect to withdrawals from any Series Account, the Operating Bank agrees that it will follow the directions and instructions of the Trustee, as the agent for the Security Trustee (the Security Trustee hereby appoints the Trustee as its agent for such purposes and the Trustee by executing a Secured Party Supplement hereto accepts such appointment).
(v)The Security Trustee agrees that it will hold its “security entitlement” to the “financial asset” credited to each Security Trustee Account in trust (A) to the extent of any Segregated Funds in the Lessee Funded Account or the Security Deposit Account, for the benefit of the relevant Lessees, (B) in the case of the Series Account for each Series of Notes, the respective Series Account for such Series of Notes, for the benefit of the Holders holding such Series of Notes, respectively, and (to the extent applicable) each Secured Credit Facility Provider the proceeds of which funded such applicable Account, (C) in the case of the Asset Purchase Account, for the Secured Parties, and (D) in the case of any other Account, for the benefit of the Secured Parties (but subject to the subordination provisions hereof and of the Indenture).
(b)Lessor Accounts. So long as any Secured Obligations remain unpaid:
(i)Other than accounts with a nominal balance established by a Grantor in its jurisdiction of organization or incorporation solely to comply with local laws or regulations relating to its establishment, no Grantor shall establish any Account except to the extent that it is entitled, pursuant to the Indenture and in compliance with this Section 3.03(b)(i), to establish one or more Lessor Accounts. Except to the extent that any payment is permitted by the Indenture to be deposited in a Lessor Account, each Grantor shall instruct each Obligor to make such payment to the Collections Account in accordance with the Indenture and shall instruct each other Person obligated to make any

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other payment to such Grantor to the Collections Account in accordance with the Indenture.
(ii)With respect to each Lessor Account:
(A)Each Grantor shall maintain (or cause the Administrative Agent on such Grantor’s behalf to maintain) each Lessor Account (as an Eligible Account) in its name only with (x) the Operating Bank, (y) an Eligible Institution or (z) another bank or financial institution so long as such Lessor Account meets the definition of an Eligible Account at all times (a “Lessor Account Bank”). Unless not required pursuant to Section 3.01(l) of the Indenture, each Grantor shall cause any such Lessor Account Bank to establish and maintain such Lessor Account in the name of such Grantor on its books and records and to enter into a letter agreement in substantially the form of Exhibit B (or such other form as is reasonably acceptable to the Security Trustee) (the “Account Letter”) or a Local Law Security Document, or to make such other arrangements as are acceptable to the Security Trustee and consistent with the requirements of Section 3.01(l) of the Indenture with respect to such Lessor Account. Each Grantor shall cause the Administrative Agent to direct the transfer of funds on deposit in any Lessor Account in accordance with Section 3.01(l) of the Indenture.
(B)Each Grantor shall immediately instruct each Obligor to make any Lease Payment not required, as provided in Section 3.03(b)(i), to be made to a Security Trustee Account to a Lessor Account meeting the requirements of Section 3.03(b)(ii)(A).
(C)Upon any termination of any Account Letter, Local Law Security Document or other agreement with respect to the maintenance of a Lessor Account by any Grantor or any Lessor Account Bank or other bank or financial institution pursuant to clause (ii)(A) above, such Grantor shall immediately notify all Obligors that were making payments to such Lessor Account to make all future payments to another Account meeting the requirements of this Section 3.03(b)(ii). Subject to the terms of any Lease, upon request by the Security Trustee, each Grantor shall, and if prohibited from doing so by the terms of any Lease, shall use commercially reasonable efforts to seek the consent of the relevant Lessee to, terminate any or all of its Lessor Accounts, in which case Section 3.03(b)(i) shall apply
(c)Covenant Regarding Control. No Grantor shall cause or permit any Person other than the Security Trustee to have “control” (as defined in Section 9104, 9105, 9 106, or 9107 of the UCC) of any Collateral consisting of a “deposit account,” “electronic chattel paper,” “investment property,” “supporting obligations” or “letter of credit right” (as such terms are defined in Article 9 of the UCC); provided that the Servicer on behalf of, and under the directions and control of, the Security Trustee shall be permitted to hold any letter of credit provided by a Lessee or otherwise pursuant to a Lease

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Section3.04Covenants Regarding Assigned Documents.
(a)Upon the inclusion of any Assigned Document in the Collateral, the relevant Grantor will deliver to the Security Trustee a Consent and Agreement, in substantially the form of Exhibit C and executed by each party to such Assigned Document or (where the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes to substantially the same effect as Exhibit C) will give due notice to each such other party to such Assigned Document of its assignment pursuant to this Agreement. Each Grantor shall file any UCC financing statement or amendments thereto in any jurisdiction required to perfect the security interest in such Assigned Document and also ratifies its authorization for the Security Trustee to have filed in any jurisdiction any UCC financing statement or amendments thereto if filed prior to the date hereof.
(b)Upon the inclusion of any Assigned Lease in the Collateral, the relevant Grantor will deliver to the Security Trustee (or the applicable Lease shall contain) a notice and acknowledgement of the applicable Lessee of (and to the extent required under the Assigned Lease, consent of the applicable Lessee to) the security interest of the Security Trustee in such Assigned Lease which reflects that all Lease Payments under such Assigned Lease will be paid to the appropriate Account in accordance with the terms of the Indenture; provided that, to the extent not required for perfection, such Grantor shall not be required to provide an acknowledgment of the applicable Lessee if the same is not obtainable after using commercially reasonable efforts, so long as the insurance requirements set out in the relevant notice to such Lessee are satisfied and notice thereof has been provided to the Rating Agencies.
(c)Upon written request of any Grantor, the Security Trustee (solely in its capacity as such) will execute such undertakings of quiet enjoyment in favor of the Lessee under any Assigned Lease as are (in the case of any Assigned Lease that is an Initial Lease) provided for in the Lease Assignment Documents or as are (in the case of any other Assigned Lease) substantially to the same effect as such undertakings or otherwise agreed with the Lessee, in each case, to the extent otherwise reasonably acceptable to the Security Trustee, and will cooperate with such Grantor and such Lessee in the filing or registration of interests in, including any International Interests in respect of, such Assigned Lease or the related Aircraft Objects that are the subject of such Assigned Lease so as to preserve such Lessee’s rights of quiet enjoyment under such Assigned Lease as may be reasonably requested from time to time hereunder, in each case at the sole expense of the Issuer, provided that the Security Trustee shall have no liability to any Issuer Group Member or any Secured Party in respect of any such undertakings or to any Person lawfully claiming by, through or under any of the foregoing Persons in respect of any such undertakings. The Security Trustee shall be deemed to have the authority, on its own behalf and on behalf of the other Secured Parties, to execute and agree to the terms and conditions (including, without limitation, representations, warranties, covenants and undertakings that must be made or performed by the Secured Parties) set forth in any such undertakings provided to it by a Grantor for execution in accordance with this Section 3.04 and the Indenture.
(d)Upon (i) the inclusion of any Assigned Document in the Collateral, (ii) the amendment or replacement of any Assigned Document or (iii) the entering into of any new Assigned Document, the relevant Grantor will deliver a copy thereof to the Security Trustee and

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will take such other action as may be necessary, advisable or, at the request of the Security Trustee, desirable to perfect the lien of this Agreement as to such Assigned Document.
(e)Each Grantor shall, at its expense but subject to the Indenture and the other Related Documents:
(i)perform and observe (or cause to be performed or observed) all the terms and provisions of the Assigned Documents to be performed or observed by it, enforce (or cause to be enforced) the Assigned Documents in accordance with their terms and take all such action to such end as may be from time to time requested by the Security Trustee; and
(ii)furnish (or cause to be furnished) to the Security Trustee promptly upon receipt copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Documents, and from time to time, furnish (or cause to be furnished) to the Security Trustee such information and reports regarding the Collateral as the Security Trustee may reasonably request and, upon request of the Security Trustee make (or cause to be made) to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.
(f)Each Grantor will, at its expense and upon the request of the Security Trustee on behalf of any Secured Party that is a Service Provider, pursue for the benefit of such Secured Party and each other Secured Party that is a Service Provider any claim that such Secured Party (or the Security Trustee on their behalf) has or may have under any Assigned Document for indemnity or otherwise.
Section3.05Covenants Regarding Intangible Collateral. (a) All Intangible Collateral shall be delivered by the Issuer or the applicable Grantor to the Security Trustee, as follows:
(i)in the case of each Certificated Security, Instrument or other item of Intangible Collateral for which a security interest is granted and/or perfected by delivery to or possession by the Security Trustee, by (A) causing the delivery of such Certificated Security, Instrument or other item of Intangible Collateral to the Security Trustee at the Designated Address registered in the name of the Security Trustee or duly endorsed by an appropriate person to the Security Trustee or in blank and, in each case, held by the Security Trustee in the United States, or (B) if such Certificated Security, Instrument or other item of Intangible Collateral is registered in the name of any securities intermediary of any Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security, Instrument or other item of Intangible Collateral to a Securities Account maintained by such Securities Intermediary for the benefit of the Security Trustee (on behalf of the Secured Parties) and confirming to the Security Trustee that it has been so credited;

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(ii)in the case of each Uncertificated Security not perfected by delivery thereof to the Security Trustee, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee and causing such issuer to agree that it will comply with the instructions originated by the Security Trustee without further consent of any other Person or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary for the benefit of the Security Trustee (on behalf of the Secured Parties) and confirming to the Security Trustee that it has been so credited and causing each such securities intermediary to agree that it will comply with the instructions originated by the Security Trustee without further consent of any other Person;
(iii)in the case of each Government Security registered in the name of any Securities Intermediary on the books of the Federal Reserve Bank of New York or on the books of any securities intermediary of such Securities Intermediary or any “securities entitlement” (as defined in Section 8-102(a)(17) of the UCC), by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary for the benefit of the Security Trustee (on behalf of the Secured Parties), confirming to the Security Trustee that it has been so credited and confirming that it will comply with the “entitlement orders” (as defined in Section 8102(a)(8) of the UCC) originated by the Security Trustee without further consent of any other Person; and
(iv)in the case of any Instrument, Beneficial Interest Collateral or Membership Interest Collateral by (A) to the extent that the grant of the security interest to the Security Trustee in any Instrument, Beneficial Interest Collateral or Membership Interest Collateral or the transfer of any Instrument, Beneficial Interest Collateral or Membership Interest Collateral upon exercise of remedies by the Security Trustee is subject to any restrictions on transfer or any consent requirements, by obtaining all necessary consents and approvals thereof and (B)(1) if any Instrument, Beneficial Interest Collateral or Membership Interest Collateral constitutes a securities entitlement (as defined above), Certificated Security, Instrument or Uncertificated Security, complying with clauses (i) or (ii) above, as applicable or (2) if Beneficial Interest Collateral or Membership Interest Collateral constitutes a general intangible, by causing an appropriate financing statement covering each such Beneficial Interest Collateral or Membership Interest Collateral to be filed in the appropriate office necessary to perfect the security interest of the Security Trustee therein.
(b)Each Grantor consents to the grant by each other Grantor of a lien in all Intangible Collateral to the Security Trustee and without limiting the generality of the foregoing consents to the transfer of any Stock Collateral, Beneficial Interest Collateral or Membership Interest Collateral to the Security Trustee or its designee following an Event of Default and to the

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substitution of the Security Trustee or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
(c)Each of the Issuer and the Security Trustee hereby represents and warrants, with respect to the Intangible Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any Person specifying any jurisdiction other than the State of New York or California as the jurisdiction of each Securities Intermediary in connection with each Securities Account for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal or Applicable Law, or (ii) with any other person relating to any Securities Account or the financial assets credited thereto pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such Person. The Security Trustee represents that, to the extent requested by the Administrative Agent, the Issuer or the applicable Grantor, it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Intangible Collateral held in and/or credited to the applicable Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.
(d)In addition to the foregoing, each applicable Grantor organized or incorporated under the laws of any jurisdiction located outside of the United States shall take all steps required under the laws of such jurisdiction in order to ensure the validity, perfection, priority and enforceability of the security interests and charge granted hereunder, including entering into one or more Local Law Security Documents, if any, but, notwithstanding anything to the contrary herein, no such actions shall be required to be taken in respect of a De Minimis Account.
(e)Without limiting the foregoing, the Issuer shall cause each Securities Intermediary to take such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 3.11 in order to maintain the perfection and priority of the security interest of the Security Trustee in the Intangible Collateral in the event of any change in Applicable Law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities. The Security Trustee agrees, upon written request of the Issuer, the applicable Grantor or the Administrative Agent, to provide any authorization required to effect such actions.
(f)Each Grantor agrees that it will not acquire an ownership, equity or any similar interest in any Person that would not be described in the definitions of “Beneficial Interest Collateral,” “Membership Interest Collateral” or “Stock Collateral.”
Section3.06Further Assurances. (a) Provided that with respect to the Assets and the Assigned Leases no Grantor shall be required to take any additional actions not required by the Perfection Standards, and other than with respect to any De Minimis Account, each Grantor agrees that from time to time, each Grantor agrees that from time to time, at the expense of such Grantor and the Issuer, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction),

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that may be necessary, advisable or desirable, or that the Security Trustee may reasonably request, in order to better assure, grant or perfect, protect the priority of and protect any pledge, assignment or security interest granted or purported to be granted hereby or any other Related Document or to enable the Security Trustee to exercise and enforce its rights, powers and remedies hereunder or under any other Related Document with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:
(i)if any Collateral shall be evidenced by a promissory note or other instrument or tangible chattel paper (as defined in Section 9-102(a)(78) of the UCC), deliver and pledge to the Security Trustee hereunder such note or instrument or tangible chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment;
(ii)execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee may reasonably request, in order better to assure, grant, perfect, protect the priority of and/or preserve the pledge, assignment and security interest granted or purported to be granted hereby; and
(iii)execute, file, record, or register such additional instruments, documents and supplements to this Agreement, including any further assignments, security agreements pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Security Trustee may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.
(b)Each Grantor hereby irrevocably authorizes (without imposing any obligation on) the Security Trustee to file one or more financing or continuation statements, and amendments thereto, from time to time relating to all or any part of the Collateral without the signature of such Grantor where permitted by law, and such other instruments or notices, as may be necessary or desirable, including as identified to the Security Trustee pursuant to the Opinion of Counsel described in Section 3.11 hereof in order to better assure, grant, perfect, perfect the priority of and preserve the pledge, assignment and security interest granted hereby, in each case as provided in the Perfection Standards. Such financing or continuation statements, or amendments thereto, may describe the collateral as “all assets” or words of similar import. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor also ratifies its authorization for the Security Trustee to have filed in any jurisdiction any UCC financing statement or amendments thereto if filed prior to the date hereof or any applicable Delivery Date.
(c)Each Grantor shall furnish or cause to be furnished to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Security Trustee may reasonably request, all in reasonable detail; provided that, to the extent that (in the case of any Assigned Lease) such statements, schedules or reports (or the data needed to prepare them) can be obtained

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only from the Servicer, no Grantor shall be required to obtain any such statements, schedules, reports or data beyond those to which it is entitled under the Servicing Agreement.
(d)In addition to the foregoing, other than in respect of any De Minimis Account, the Issuer and each applicable Grantor shall take all steps required under the laws of the jurisdiction in which it is formed, organized or incorporated in order to ensure the validity, perfection, priority and enforceability of the security interests and charge granted hereunder or under any other Security Document, as applicable, including, without limitation, entering into one or more Local Law Security Documents
(e)Each Grantor (including each Asset Trustee) shall, during the term of this Agreement, establish and maintain a valid and existing account as a Transacting User Entity with the International Registry and appoint an Administrator and/or a Professional User Entity to make registrations in regard to the Collateral as required by this Agreement in accordance with the Perfection Standards.
Section3.07Place of Perfection; Records. Each Grantor shall keep its jurisdiction of organization or incorporation, as the case may be, chief place of business and chief executive office (if any) and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule III or, upon 30 days’ prior written notice to the Security Trustee, at such other locations in a jurisdiction where all actions required to maintain the Security Trustee’s first priority perfected security interest in, to and under the Collateral shall have been taken in accordance with the Perfection Standards. Each Grantor shall hold and preserve such records and shall permit representatives of the Security Trustee at any time during normal business hours to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.
Section3.08Transfers and Other Encumbrances; Additional Shares or Interests.
(a)No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Encumbrance upon or with respect to any of the Collateral other than the pledge, assignment and security interest created by this Agreement and as otherwise provided herein or any other Related Document.
(b)Except as otherwise provided pursuant to Section 5.02(i) of the Indenture, the Issuer Subsidiaries shall not, and the Issuer shall not permit the Issuer Subsidiaries to, issue, deliver or sell any shares, interests, participations, options, warrants or other equivalents. Any beneficial interest or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, Pledged Membership Interest or Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Security Trustee.
Section3.09Security Trustee May Perform. If any Grantor fails to perform or comply with any agreement contained in this Agreement or any other Related Document, the Security Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection with doing so shall

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be deemed an Expense, to be paid out of Available Collections on the next succeeding Payment Date in accordance with Section 3.09 of the Indenture.
Section3.10Covenant to Pay and Perform. Each Grantor covenants with the Security Trustee (for the benefit of the Security Trustee and the Secured Parties) that (a) it will pay any monies or discharge any liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Notes, the Indenture, the Service Provider Documents, the Hedge Agreements and the other Related Documents in accordance with their terms and (b) it will perform and comply with all covenants in the Indenture that by their terms obligate the Issuer to cause such Grantor to take or not to take specified actions, including without limitation all covenants relating to the ownership, leasing, disposition, acquisition and maintenance of the Assets.
Section3.11Annual Opinion. Within 10 days after each anniversary of the Initial Closing Date, the Issuer shall cause to be delivered to the Security Trustee an Opinion of Counsel to the effect that (i) during the preceding year there has not occurred any change in New York or Delaware that would require the taking of any action in order to maintain the perfection or priority of the lien of this Agreement on the Collateral (it being agreed that each such opinion shall not be required to address the actual priority of such lien and that the Grantors shall not be obligated to take any action described in such opinion that is inconsistent with the Perfection Standards) or, if there has been such a change, setting forth the actions so to be taken and (ii) no additional UCC financing statement, continuation statement or amendment thereof, consistent with the Perfection Standards, will be necessary during the next twelve months to maintain the perfected security interest of the Security Trustee or identify any such required UCC financing statement, continuation statement or amendment. The Issuer agrees to take all such actions as may be indicated in any such opinion, subject to the Perfection Standards, except that, as provided in Section 3.03, the Security Trustee shall take any such actions as may be required with respect to any Securities Intermediary.
Section3.12Perfection Standards. The parties hereto agree that for all purposes of this Agreement, the perfection of the security interest of the Security Trustee in the Assets and the Assigned Leases shall be accomplished in accordance with the following terms (the “Perfection Standards”):
(a)Each Grantor shall register or cause to be registered or consent to the registration with the International Registry of, and shall take such further actions as may be necessary or desirable, or that the Security Trustee may reasonably request, to effect the registration with the International Registry of:
(i)if agreed with the seller of an Asset to be acquired by such Grantor pursuant to an Acquisition Agreement, the Prospective International Interest, if any, created by this Agreement with respect to such Asset;

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(ii)if a Prospective International Interest with respect to any Asset owned by such Grantor has not been registered, the International Interest, if any, created by this Agreement with respect to such Asset;
(iii)the International Interest provided for in any Cape Town Lease to which such Grantor is a lessor or lessee;
(iv)the assignment to the Security Trustee of each International Interest described in clause (iii); and
(v)the Contract of Sale with respect to any Asset by which title to such Asset is conveyed by or to such Grantor;
provided that no Grantor shall be required to register any interest (or assignment thereof) with the International Registry with respect to any Aircraft Engine relating to an aircraft that is registered in a jurisdiction which is a “title grabbing” or “title accession” jurisdiction if the applicable Lease in respect of such aircraft or Engine prohibits such registration; provided further that, if the relevant transaction relating to any Prospective International Interest is not consummated, such Grantor will take such actions as may be necessary or desirable to discharge such Prospective International Interest; provided further that, if the relevant Grantor is advised by legal counsel in the jurisdiction of registration of an Asset that is an Airframe (other than the United States) that a registration described in any of clauses (i) through (iv) above with the International Registry cannot properly be made so long as the applicable aircraft is registered in such jurisdiction unless a security agreement governed by the laws of such jurisdiction is entered into, then such registration with the International Registry shall not be required for so long as such aircraft is registered in such jurisdiction (collectively, the “Required Cape Town Registrations”), provided further that (1) on or prior to the Delivery Date for an Asset, the relevant Grantor shall cause its Administrator (acting directly or through a Transacting User Entity or a Professional User Entity to whom it has given an authorization) to commence effecting the applicable registrations with the International Registry described in clauses (ii) through (v) above and (2) in connection with any registrations with the International Registry described in clause (iii) and (iv) above, the Security Trustee shall be registered as the holder of the right to discharge such registrations (except to the extent that, after use of commercially reasonable efforts by the lessor or its representatives, the Lessee under any Assigned Lease will not consent to the right to discharge the registrations with the International Registry described in clauses (iii) and (iv) above to be held by any Person other than the applicable lessor). To the extent that (A) the Security Trustee’s consent is required for any such registration, or (B) the Security Trustee is required to initiate any such registration, the Security Trustee shall cause such consent or such initiation of such registration to be effected at the request of the Grantor, and no Grantor shall be in breach of this section should the Security Trustee fail to do so in a proper fashion.
(b)With respect to each Asset that is an Engine, each Grantor that owns or hereafter acquires such Engine shall: (i) in the case of an Engine that is not subject to an Assigned U.S. Lease, register and record with the FAA an Asset Mortgage with respect to such Engine, and (ii) in the case of an Engine that is subject to an Assigned U.S. Lease, for so long as

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such Engine is subject to such Assigned U.S. Lease, register and record with the FAA, (A) an Asset Mortgage and Lease Security Assignment with respect to such Engine and such Assigned U.S. Lease or (B) if an Asset Mortgage is then registered with the FAA with respect to such Engine, a Lease Security Assignment with respect to such Assigned U.S. Lease. The foregoing shall not be required with respect to an Engine that is (and for so long as it remains) associated with an Airframe that is registered in a country other than the United States of America.
(c)With respect to each Asset that is an Airframe, if any, that is registered in the United States of America, each Grantor that owns or hereafter acquires such Airframe shall, for so long as such Airframe is so registered, (i) in the case of an Asset that is not subject to an Assigned Lease, register and record with the FAA an Asset Mortgage with respect to such Airframe and (ii) in the case of an Airframe that is subject to an Assigned Lease, register and record with the FAA, (A) an Asset Mortgage and Lease Security Assignment with respect to such Airframe and such Assigned Lease or (B) if an Asset Mortgage is then registered with the FAA with respect to such Airframe, a Lease Security Assignment with respect to such Assigned Lease.
(d)Each Grantor shall be relieved of taking the actions specified in Section 3.12(b) or (c) if and to the extent that the Security Trustee receives an opinion of counsel based on then prevailing case law and without material qualifications to the effect that such actions are not necessary under 49 U.S.C. §44108 to establish the validity of any such Asset Mortgage, Asset Mortgage and Lease Security Assignment or Lease Security Assignment against a Person that does not have actual notice of the same, or that registration at the International Registry of the International Interest created by any such Asset Mortgage or Asset Mortgage and Lease Security Assignment or the assignment of the International Interest provided for in a Lease by any such Lease Security Assignment or Asset Mortgage and Lease Security Assignment constitutes such actual notice for purposes of such statute; provided that the Security Trustee shall not be required to determine the sufficiency of any such opinion of counsel.
(e)Each Grantor, if any, incorporated in Ireland or that is a “relevant external company” within the meaning of the Companies Act 2014 of Ireland shall make any filings that may be required in accordance with Parts 7 and 21 of the Companies Act 2014 of Ireland and any filings that may be required in accordance with Section 82 of the Companies Act 2014 of Ireland, in each case within any applicable statutory time limits. Each Grantor and the Security Trustee hereby authorizes any solicitor or partner of any external counsel in Ireland approved by the Servicer to execute and present for filings to the Irish Companies Registration Office on its behalf any forms in respect of the Security Documents.
(f)On or prior to the relevant Delivery Date for an Asset, the Security Trustee shall have received (i) a legal opinion of McAfee & Taft, special FAA counsel to the Issuer, or other nationally recognized FAA counsel, substantially in the form of Exhibit E and (ii) copies of the legal opinions delivered pursuant to Schedule 9 of the Asset Purchase Agreement and addressed to the Security Trustee (or, in each case, the Grantor shall have received reasonable assurances from the applicable legal counsel that such opinion shall be delivered promptly after the applicable registrations, recordations and filings referenced therein have been completed);

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provided that the Security Trustee shall not be required to determine the sufficiency of any such opinion of counsel.
(g)Each Grantor shall cause UCC financing statements (and continuation statements, as applicable) covering all of the Collateral to be filed in the applicable jurisdiction.
(h)No Grantor shall have any obligation to take any other action to perfect the security interest of the Security Trustee in the Assets or the Assigned Leases that is not described in this Section 3.12 or in Sections 3.02, 3.04 or 3.06, including, without limitation, any of the following actions with respect to the security interests and/or International Interests granted or created hereby, by any Lease Assignment Documents or by any of the Leases: (i) file or cause to be filed this Agreement, any supplement hereto, any mortgage, security agreement or similar document with the FAA not described in this Section 3.12(b) or (c), or (ii) other than completion of the Required Cape Town Registrations, to make any other filings or registrations with the International Registry.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section4.01Representations and Warranties of the Issuer. The Issuer hereby represents and warrants (x) with respect to itself and each Grantor that is a party to this Agreement on the Initial Closing Date, as of the Initial Closing Date, (y) with respect to each Grantor that becomes a party to this Agreement thereafter, as of the date such Grantor becomes a party to this Agreement, and (z) with respect to the Collateral identified in Section 2.01, as of the date such Collateral becomes part of the Collateral, as follows:
(a)Each Grantor is the legal and beneficial owner of the Collateral pledged by it hereunder free and clear of any and all Encumbrances (other than Permitted Encumbrances). No effective financing statement, aircraft mortgage, engine mortgage, security agreement, title reservation agreement or other instrument similar in effect (which, for the avoidance of doubt, shall not include any Contract of Sale in favor of any Grantor) covering all or any part of the Collateral or any International Interest in respect thereof is on file in any recording office including the International Registry, except such as may have been filed in favor of the Security Trustee relating to the Collateral.
(b)This Agreement creates a valid and, upon the taking of the actions required hereby and by the Local Law Security Documents, perfected security interest in the Collateral (other than (a) the Assets and Assigned Leases to the extent the registrations and filings provided in Section 3.12 are insufficient for such purpose, (b) with respect to insurance policies to the extent that Article 9 of the UCC does not apply to such Collateral and (c) letters of credit, except to the extent any such letter of credit constitutes supporting obligations of any Assigned Lease) as security for the Secured Obligations subject in priority to no other Encumbrances (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been (or in the case of future Collateral will be) duly taken (but only to the extent provided in Section 3.12 with respect to

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Assets and Assigned Leases). Other than the security interest granted to the Security Trustee pursuant to this Agreement or any security interest previously granted that shall be terminated, released and/or discharged as of the date hereof, no Grantor has pledged, assigned, sold or granted a security interest in any of the Collateral or authorized, and is not aware of, the filing of, any financing statements or other instruments similar in effect or the registration of any International Interest or Prospective International Interest against any Grantor, any Asset or the Collateral other than any financing statement or registration of an International Interest or Prospective International Interest relating to the security interest granted to the Security Trustee hereunder or otherwise in respect of Required Cape Town Registrations or that has been terminated (or that relate to any security interest previously granted that has been terminated and such filing is in the course of being terminated), in each case as of the date this representation and warranty is given as to such Grantor, Asset and Collateral. There are no judgment or tax lien filings against any Grantor.
(c)The name of each Grantor as it appears on the signature pages hereto or on the applicable Grantor Supplement is its name as it appears on the public record of its jurisdiction of organization or incorporation or, in the case of a trust, is the name specified for the trust in its organizational documents and indicates that it is a trust.
(d)No consent of any Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party (including, for the avoidance of doubt, the International Registry) is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement or any other Related Document by such Grantor, or (iii) for the perfection, priority or maintenance of the pledge, assignment and security interest created hereby (but only to the extent provided in Section 3.12 with respect to Assets and Assigned Leases), except for (A) the filing of financing and continuation statements under the UCC, (B) the Required Cape Town Registrations, (C) such filings with the FAA and any other Applicable Aviation Authority, (D) such other filings or consents as are required under other relevant local law and (E) consents to, or authorizations or approvals of, filings, in each case that have been or will be given, obtained or made, as the case may be.
(e)The jurisdiction of organization of each Grantor is set forth on Schedule III, as supplemented by any Grantor Supplement executed and delivered by a Grantor, and, if applicable to determine the location of the Grantor for purposes of the UCC, the office where each Grantor keeps records of or relating to the Collateral is located at the address specified opposite the name of such Grantor on Schedule III, as supplemented by any Grantor Supplement executed and delivered by a Grantor.
(f)The Pledged Stock constitutes the percentage of the issued and outstanding Stock of the issuers thereof indicated on Schedule I, as supplemented by any Grantor Supplement or Collateral Supplement executed and delivered by any Grantor. The Pledged Beneficial Interests constitute the percentage of the Beneficial Interests of the issuers thereof indicated on Schedule I, as supplemented by any Grantor Supplement or Collateral Supplement executed and delivered by any Grantor.

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(g)If such Grantor is the lessor under a Cape Town Lease, upon the registration of such Cape Town Lease as an International Interest, it shall have the right to assign the International Interest provided for in such Cape Town Lease and all associated rights in respect of such Cape Town Lease that form part of the Collateral.
(h)The Pledged Stock and the Pledged Beneficial Interests (and, as applicable, the interests constituting the Membership Interest Collateral (if any)) (i) have been duly authorized and validly issued and are fully paid up and nonassessable (or, in the case of the Pledged Beneficial Interests (or, as applicable, Membership Interest Collateral), not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer other than in favor of Lessees or otherwise as permitted or required under the Indenture and (ii) constitute all of the outstanding shares of capital stock, all of the beneficial interests and, as applicable, all of the membership interests in all of the direct and indirect Issuer Subsidiaries as of the date hereof. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.
(i)The Pledged Stock and the Pledged Beneficial Interests constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, other than (i) the Membership Interest Collateral that does not expressly provide that such Membership Interest Collateral shall be governed by Article 8 of the UCC as in effect in the jurisdiction of the issuer of such Membership Interest Collateral, (ii) any Pledged Stock or Pledged Beneficial Interests which constitute “uncertificated securities” within the meaning of Section 8-102(a)(18) of the UCC or (iii) any Pledged Beneficial Interests which do not constitute “securities” within the meaning of Section 8-102(a)(15) of the UCC. The Pledged Stock and the Pledged Beneficial Interests that constitute certificated securities have been delivered to the Security Trustee and either (A) are in bearer form, (B) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (C) have been registered in the name of the Security Trustee. The Security Trustee is the registered holder of the Pledged Stock and the Pledged Beneficial Interests constituting uncertificated securities which are registered. None of the Pledged Stock or the Pledged Beneficial Interests that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.
(j)A true and complete copy of each Assigned Agreement in effect on the Initial Closing Date or on the date of any Grantor Supplement or Collateral Supplement, as applicable, has been delivered to the Security Trustee. Each Assigned Agreement as of the Initial Closing Date or as of the date of any Grantor Supplement or Collateral Supplement, as applicable, has been duly authorized, executed and delivered by the relevant Grantor, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with its terms.
(k)A true and complete certified copy of each Lease to which any Issuer Group Member is a party will be delivered to the Security Trustee within 10 Business Days of

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the Purchase Date of the related Asset (or the Issuer Subsidiary owning such Asset) in the case of any Initial Lease or, in the case of any other Lease, within 10 Business Days of entry into such Lease. Each such Lease is in full force and effect and is binding and enforceable against each Issuer Group Member which is a party thereto in accordance with its terms.
(l)A true and complete certified copy of each Part-Out Agreement to which any Issuer Group Member is a party will be delivered to the Security Trustee within 10 Business Days of the relevant Delivery Date of the related Asset (or the Issuer Subsidiary owning such Asset) in the case of any Part-Out Agreement existing on the date hereof or, in the case of any other Part-Out Agreement, within 10 Business Days of entry into such Part-Out Agreement. Each such Part-Out Agreement is in full force and effect and is binding and enforceable against each Issuer Group Member which is a party thereto in accordance with its terms.
(m)Each Account that exists on the Initial Closing Date or that is established and maintained thereafter in accordance with Sections 3.01 of the Indenture constitutes a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC and, to the extent that the Trustee invests the Balance therein in Permitted Investments, a “securities account” within the meaning of Section 8-501 of the UCC.
(n)Each of the Hedge Agreements and the Asset Interests constitute “general intangibles” within the meaning of Section 9-102(a)(42) of the UCC.
Section4.02Representations and Warranties of the Grantors. Each Grantor (other than the Issuer) represents and warrants as of the Initial Closing Date, if it is a party to this Agreement on such date, or as of the date such Grantor becomes a party to this Agreement by the execution and delivery of a Grantor Supplement and, with respect to all Collateral, as of the date such Collateral becomes a part of the Collateral, as follows:
(a)Such Grantor is the legal and beneficial owner of the Collateral pledged by it hereunder free and clear of any and all Encumbrances (other than Permitted Encumbrances).
(b)This Agreement creates a valid and, upon the taking of the actions required hereby, perfected security interest in the Collateral (other than (a) the Assets and Assigned Leases to the extent the registrations and filings provided in Section 3.12 are insufficient for such purpose, (b) with respect to insurance policies to the extent that Article 9 of the UCC does not apply to such Collateral and (c) letters of credit, except to the extent any such letter of credit constitutes supporting obligations of any Assigned Lease) as security for the Secured Obligations, subject in priority to no other Encumbrances (other than Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken (but only to the extent provided in Section 3.12 with respect to Assets and Assigned Leases). Other than the security interest granted to the Security Trustee pursuant to this Agreement or any security interest previously granted that shall be terminated, released and/or discharged as of the date this representation and warranty is given, such Grantor has not pledged, assigned, sold or granted a security interest in any of the Collateral or authorized, and is not aware of, the filing of any financing statements or other instruments similar in effect or the registration of any International Interest or Prospective International

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Interest against such Grantor, any Asset or the Collateral other than any financing statement or registration of an International Interest or Prospective International Interest relating to the security interest granted to the Security Trustee hereunder or otherwise in respect of Required Cape Town Registrations or that has been terminated (or that relate to any security interest previously granted that has been terminated and such filing is in the course of being terminated), in each case as of the date this representation and warranty is given as to such Grantor, Asset and Collateral. There are no judgment or tax lien filings against any Grantor.
(c)The name of such Grantor as it appears on the signature pages hereto or on the applicable Grantor Supplement is its name as it appears on the public record of its jurisdiction of organization or incorporation or, in the case of a trust, provides the name specified for the trust in its organizational documents and indicates that it is a trust.
(d)No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement or any other Related Document by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (but only to the extent provided in Section 3.12 with respect to Assets and Assigned Leases), except for (A) the filing of financing and continuation statements under the UCC, (B) the Required Cape Town Registrations, (C) such filings with the FAA and any other Applicable Aviation Authority, (D) as otherwise described in a Grantor Supplement or Collateral Supplement, (E) such other filings as are required under other relevant local law and (F) consents to, or authorizations or approvals of, filings, in each case that have been or will be given, obtained or made, as the case may be.
(e)The jurisdiction of organization or incorporation of such Grantor is set forth on Schedule III, as supplemented by any Grantor Supplement, and, if applicable to determine such Grantor's location for purposes of the UCC, the office where such Grantor keeps records of or relating to the Collateral is located at the address specified opposite the name of such Grantor on Schedule III, as supplemented by any Grantor Supplement.
(f)The Pledged Stock issued or held by such Grantor (if any) constitutes the percentage of the issued and outstanding Stock of such Grantor indicated on Schedule I, as supplemented by any Grantor Supplement or Collateral Supplement executed and delivered by any Grantor. The Pledged Beneficial Interests issued or held by such Grantor (if any) constitute the percentage of the Beneficial Interests of the issuers thereof indicated on Schedule I, as supplemented by any Grantor Supplement or Collateral Supplement executed and delivered by any Grantor.
(g)If such Grantor is a trust or company (including an Asset Trustee) that holds legal title to an Asset, it is situated in a Contracting State (or another jurisdiction if necessary or desirable for tax, registration or other lease or ownership structuring reasons) and has the power to dispose of each Asset that it owns and the right to assign the International Interest provided for in each Cape Town Lease under which it is the lessor and all associated rights in respect of such Cape Town Lease that form part of the Collateral. If such Grantor is the

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lessor under a Cape Town Lease, upon the registration of such Cape Town Lease as an International Interest, it shall have the right to assign the International Interest provided for in such Cape Town Lease and all associated rights in respect of such Cape Town Lease that form part of the Collateral.
(h)The Pledged Stock and the Pledged Beneficial Interests (and, as applicable, the interests constituting the Membership Interest Collateral (if any)) that are issued or held by such Grantor (i) have been duly authorized and validly issued and are fully paid up and nonassessable (or, in the case of the Pledged Beneficial Interests (or, as applicable, Membership Interest Collateral), not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer other than in favor of Lessees or otherwise as permitted or required under the Indenture and (ii) constitute all of the outstanding shares of capital stock, all of the beneficial interests and, as applicable, all of the membership interests in all of the direct and indirect Issuer Subsidiaries as of the date hereof. The Pledged Debt that is issued or held by such Grantor has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.
(i)A true and complete copy of each Assigned Agreement and each Assigned Part-Out Agreement in effect to which such Grantor is a party on the Initial Closing Date or on the date of any Grantor Supplement or Collateral Supplement to which such Grantor is a party, as applicable, has been delivered to the Security Trustee. Each such Assigned Agreement and each such Assigned Part-Out Agreement, as of the Initial Closing Date or as of the date of such Grantor Supplement or Collateral Supplement, as applicable, has been duly authorized, executed and delivered, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms.
(j)Each Account that exists on the Initial Closing Date or that is established and maintained thereafter for the benefit of such Grantor in accordance with Section 3.01 of the Indenture constitutes a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC and, to the extent that the Trustee invests the Balance therein in Permitted Investments, a “securities account” within the meaning of Section 8-501 of the UCC.
(k)Each of the Hedge Agreements and Asset Interests constitute “general intangibles” within the meaning of Section 9-102(a)(42) of the UCC.
(l)The Pledged Stock and the Pledged Beneficial Interests issued or held by such Grantor (if any) constitute "certificated securities" within the meaning of Section 8-102(a)(4) of the UCC, other than (i) the Membership Interest Collateral that does not expressly provide that such Membership Interest Collateral shall be governed by Article 8 of the UCC as in effect in the jurisdiction of the issuer of such Membership Interest Collateral, (ii) any Pledged Stock or Pledged Beneficial Interests which constitute "uncertificated securities" within the meaning of Section 8-102(a)(18) of the UCC or (iii) any Pledged Beneficial Interests which do not constitute “securities” within the meaning of Section 8-102(a)(15) of the UCC. The Pledged Stock and the Pledged Beneficial Interests issued or held by such Grantor (if any) that constitute

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certificated securities have been delivered to the Security Trustee and either (A) are in bearer form, (B) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (C) have been registered in the name of the Security Trustee. The Security Trustee is the registered holder of the Pledged Stock and the Pledged Beneficial Interests issued or held by such Grantor (if any) constituting uncertificated securities which are registered. None of the Pledged Stock or the Pledged Beneficial Interests issued or held by such Grantor (if any) that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.
(m)Each Asset Trust (or Asset Trustee in respect of each Asset Trust) that is a Grantor hereunder represents and warrants as of the Initial Closing Date if it is a party to this Agreement as of such date or if it is not a party as of such date, as of the date it becomes a party to this Agreement, and as of each subsequent date on which such Grantor acquires an Asset, that it is duly qualified to act as a trust or a trustee (as applicable) in each jurisdiction necessary in order for the Security Trustee to enforce its rights in the Collateral, that it has the power and authority to execute and deliver this Agreement and the other Related Documents to which it is a party and to carry out their terms and to grant the security interest in the Collateral to the Security Trustee, and that the execution, delivery and performance of this Agreement and the other Related Documents to which such Grantor is a party have been duly authorized by all necessary action.
ARTICLE V
REMEDIES

Section5.01Remedies. Upon delivery of a Default Notice to the Security Trustee pursuant to Section 4.02 of the Indenture (and so long as such Default Notice shall not have been rescinded and annulled as set forth in Section 4.02 of the Indenture), but not prior to the expiration of any Cure Period under the Indenture, or during the continuance of any Acceleration Default, the Security Trustee may, and upon the direction of the Trustee, shall:
(a)apply to a court of competent jurisdiction to obtain specific performance or observance by the Issuer and any or all of the other Grantors of any covenant, agreement or undertaking on the part of the Issuer or any such Grantor hereunder that the Issuer or any such Grantor shall have failed to observe or perform or to obtain to aid in the execution of any power granted herein; and/or
(b)require any Grantor to assemble, and such Grantor hereby agrees that it shall at its expense and upon request of the Security Trustee forthwith assemble, but subject to the rights of the Lessees, all or part of the Collateral as directed by the Security Trustee and make it available to the Security Trustee at a place to be designated by the Security Trustee that is reasonably convenient to both parties; and/or
(c)without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the

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Security Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Trustee may deem commercially reasonable; and/or
(d)exercise all rights of the applicable Grantors under any other agreement in respect of any Intercompany Loan with any Issuer Group Member or of any Grantor under any lease agreement entered into with any other Issuer Group Member; and/or
(e)proceed to foreclose against the Collateral or any part thereof pursuant to this Agreement, and according to the Applicable Law of the jurisdiction or jurisdictions in which such Collateral or part thereof shall at the time be located and according to the Cape Town Convention, by doing any one or more or all of the following acts, as the Security Trustee, in its sole and complete discretion (acting in good faith), may then elect, or as directed by the Trustee:
(i)exercise all the rights and remedies, in foreclosure and otherwise, available to it as Security Trustee and a secured party under the provisions of Applicable Law;
(ii)institute legal proceedings to foreclose upon and against the security interest granted in and by this Agreement, the FAA Security Documents and the other Security Documents, to recover judgment for all amounts then due and owing as indebtedness secured hereby, and to collect the same out of any of the Collateral or the proceeds of any sale thereof;
(iii)institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all of the Collateral;
(iv)without regard to the adequacy of the Collateral for the Indenture or any other agreement between the Security Trustee and the Issuer, any Grantor and their Affiliates, by virtue of this Agreement, any FAA Security Document, any other Security Document or otherwise, or any other collateral or other security or to the solvency of the Grantor, institute legal proceedings for the appointment of a receiver or receivers pending foreclosure hereunder or for the sale of any of the Collateral under the order of a court of competent jurisdiction or under other legal process; or
(v)personally, or by agents or attorneys, enter upon any premises where the Collateral or any part thereof may then be located, and take possession of all or any part thereof or render it unusable; and without being responsible for loss or damage to such Collateral, sell, hold, store and keep idle, or lease, operate or otherwise use or permit the use of, the same or any part thereof, and demand, collect and retain all hire, earnings and other sums due and to become due in respect of the same from any party whomsoever, accounting for net earnings, if any, arising from such use and charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to Section 5.02, all other costs, reasonable expenses, charges, damages and other losses resulting from such use in good faith.

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The Security Trustee shall incur no liability as a result of the sale or lease of such Collateral or any part thereof at any sale pursuant to Section 5.02 conducted in a commercially reasonable manner (it being agreed that any such repossession, sale or lease conducted as provided in Section 3.02 shall be deemed to have been conducted in a commercially reasonable manner), and the Issuer and each Grantor hereby waives any claims against the Security Trustee arising by reason of the fact that the price at which such Collateral may have been sold at such sale was less than the price that might have been obtained, even if the Security Trustee accepts the first offer received and does not offer such Collateral to more than one Person.
All reasonable expenses of obtaining any such judgment, bringing any such legal proceeding or of pursuing, searching for and taking the Collateral shall, until paid, be secured by the Encumbrance of this Agreement. Each Grantor shall permit representatives of the Security Trustee to be present at such Grantor’s place of business to receive copies of all communications and remittances relating to the Collateral and shall forward copies of any notices or communications received with respect to the Collateral, all in such manner as the Security Trustee may require.
Section5.02Delivery of Collateral, Power of Sale, etc.
(a) If the Security Trustee should elect, or be directed by the Trustee, to foreclose upon and against the security interest created in and by this Agreement, each Grantor shall, at its expense and upon demand of the Security Trustee, deliver to the Security Trustee all or any part of the Collateral at such time or times and place or places as the Security Trustee may specify; and the Security Trustee is hereby authorized and empowered, in accordance with Applicable Law and without being responsible for loss or damage to such Collateral incurred other than solely by reason of the Security Trustee’s gross negligence or willful misconduct, to enter upon any premises where the Collateral or any part thereof may be located and take possession of and remove the same. The Security Trustee may thereafter sell and dispose of, or cause to be sold and disposed of, all or any part of the Collateral pledged by any Grantor at one or more public or private sales, at such places and times and on such terms and conditions as the Security Trustee may deem fit in good faith (it being acknowledged that the Security Trustee shall not be liable to any of the Secured Parties in respect of any claim that any such purchase price was not the highest obtainable, provided that the Security Trustee shall have complied with the requirements of Applicable Law), with or without any previous demand to the Issuer, such Grantor or any other person, or advertisement of any such sale or other disposal upon notice to such Grantor (it being understood and agreed that such provision of notice to such Grantor shall not be deemed to limit or otherwise restrict the Security Trustee’s rights and remedies hereunder or under any other agreement); and for the aforesaid purpose, any other notice of sale, any advertisement and other notice or demand, any right of equity of redemption and any obligation of a prospective purchaser to inquire as to the power and authority of the Security Trustee to sell or the application by the Security Trustee of the proceeds of sale or otherwise that would otherwise be required by, or available to such Grantor under, Applicable Law are hereby expressly waived by the Issuer and each other Grantor to the fullest extent permitted by such Applicable Law, except that the Security Trustee shall be obligated to deliver the notice of any proposed sale or lease of an Asset required by the Cape Town Convention. The Security Trustee shall not be obligated to

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make any sale of Collateral regardless of notice of sale having been given. In the event that any mandatory requirement of Applicable Law shall obligate the Security Trustee to give different, additional or prior notice to the Issuer or any Grantor of any of the foregoing acts, the Issuer and each Grantor hereby agrees that, to the extent permitted by Applicable Law, a written notice sent to it by mail or by facsimile, so as reasonably to be expected to be delivered to the Issuer or such Grantor at least five (5) Business Days before the date of any such act shall be deemed to be reasonable notice of such act and, specifically, reasonable notification of the time after which any private sale or other disposition intended to be made hereunder is to be made.
(b)The Security Trustee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Assets or any other part of the Collateral, or otherwise to take or refrain from taking any action under, or in connection with, this Agreement or any Lease. If an Event of Default under the Indenture shall occur and be continuing and the Security Trustee shall have obtained possession of or title to any Asset, the Security Trustee shall not be obligated to use or operate such Asset or cause such Asset to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of such Asset by any other Person unless the Security Trustee shall have been directed herewith by the Trustee, and indemnified to its satisfaction by the other Secured Parties, to do so and shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to the Trustee (and otherwise acceptable to the Security Trustee) to protect the Collateral and the Security Trustee against any and all liability for loss or damage to such Asset and for public liability and property damage resulting from use or operation of such Asset and funds are available in the Collateral to pay for all such insurance or, in lieu of such insurance, the Security Trustee is furnished with indemnification from any other Person upon terms and in amounts satisfactory to the Trustee (and otherwise acceptable to the Security Trustee) to protect the Collateral and the Security Trustee, both as Security Trustee and individually, against any and all such liabilities.
Section5.03Right to Possession, etc.
To the fullest extent each Grantor may lawfully agree, the right of the Security Trustee to take possession of and sell any of the Collateral in compliance with the provisions of this Article V shall not be affected by the provisions of any applicable reorganization or other similar law of any jurisdiction; and the Issuer and each Grantor shall not take advantage of any such law or agree to allow any agent, assignee or other party to take advantage of such law in its place, to which end the Issuer and each Grantor, for itself and all who may claim through it, as far as it or they now or hereafter lawfully may do so, hereby waives, to the fullest extent permitted under Applicable Law, any rights or defenses arising under any such law, and all rights to have the Collateral marshalled upon any foreclosure hereof, and hereby agrees that any court having jurisdiction to foreclose upon and against the security interest created in this Agreement may order the sale of the Collateral subject to such jurisdiction as an entirety or severally.
Section5.04Application of Proceeds. Following the occurrence and continuance of an Event of Default, all proceeds received by the Security Trustee under or pursuant to this Agreement, and all amounts received by the Trustee pursuant to the Indenture, shall be applied in

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the first place to pay all such payments, disbursements, expenses and losses whatsoever (together with interest thereon as hereinbefore provided for) as may have been incurred by the Security Trustee in or about or incidental to the exercise by the Security Trustee of the rights and powers specified in this Agreement, the Indenture, the Related Documents or in any other agreement or any of them and the balance shall be applied by the Trustee as provided in Sections 3.09 and 4.02 of the Indenture.
(b)Subject to the terms and conditions of this Agreement and the Indenture, the Security Trustee shall distribute (pursuant to the instructions of the Administrative Agent, acting in accordance with information provided by the Servicer, if applicable) to the Issuer and each Grantor, or any other Person entitled thereto, any payments in respect of Excluded Payments received by the Security Trustee promptly upon receipt thereof by the Security Trustee.
Section5.05Matters Involving Manner of Sale.
(a)At any sale pursuant to this Article V, whether by virtue of judicial proceedings contemplated in Section 5.01 or under the power of sale granted in Section 5.02, it shall not be necessary for the Security Trustee or a public officer under order of a court to have present physical or constructive possession of the Collateral to be sold. The recitals contained in any conveyances and receipts made and given by the Security Trustee in good faith or such public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by Applicable Law, conclusively establish the truth and accuracy of the matters therein stated (including, without limiting the generality of the foregoing, the amounts due and payable under the Indenture and the Related Documents and any other indebtedness secured hereby, the accrual and nonpayment thereof and advertisement and conduct of such sale in the manner provided herein and by Applicable Law) other than in the case of manifest error; and all prerequisites to such sale shall be presumed to have been satisfied and performed.
(b)At any sale or sales made pursuant to this Article V, the Security Trustee or its agents may bid for or purchase, free from any right or equity of redemption in favor of the Issuer, the relevant Grantor and any person claiming by, through or under them (all such rights being in this Article V waived and released), any part of or all the Collateral offered for sale, and may make payment on account thereof by using any claim for moneys then due and payable to the Security Trustee or any Secured Party by the Issuer and such Grantor as a credit against the purchase price; and the Security Trustee upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor to the Issuer, the Grantor or any third party, except as expressly required by Applicable Law. In any such sale the Security Trustee shall not be obligated to make any representations or warranties with respect to the Collateral or any part thereof, and the Security Trustee shall not be chargeable with any of the obligations or liabilities of the Issuer or such Grantor with respect thereto. The Issuer and each Grantor hereby agrees (i) that it will indemnify and hold the Security Trustee harmless from and against any and all claims with respect to the Collateral asserted before the taking of actual possession or control thereof by the Security Trustee or its agents pursuant to this Article V, or arising out of any act of, or omission to act on the part of, any party other than the Security

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Trustee or any of its agents prior to such taking of actual possession or control by the Security Trustee, or arising out of any act of, or omission to act on the part of, the Issuer, the Grantor or any person claiming by, through or under the Issuer or such Grantor (not including the Security Trustee or any Person claiming by, through or under the Security Trustee) or any of their Affiliates or agents before or after the commencement of such actual possession or control by the Security Trustee or any of its agents; and (ii) that the Security Trustee shall have no liability or obligation arising out of any such claim.
(c)Nothing herein contained shall be deemed to impair in any manner the absolute right of the Security Trustee to sell and convey title to the Collateral to the purchaser(s) at such sale(s) or to grant options with respect to or otherwise to realize upon all or such portion of the Collateral, at such time, and in such order, as it may elect in its sole and complete discretion in good faith, or to enforce any one or more remedies relative hereto either successively or concurrently; and the Grantor hereby agrees that the security interest, options and other rights hereby given to the Security Trustee shall remain unimpaired and unprejudiced until all the Collateral shall have been sold or this Agreement shall otherwise have ceased to be of any force or effect according to its terms, and that the enforcement of any right or remedy shall not operate to bar or estop the Security Trustee from exercising any other right or remedy available hereunder or under any other agreement between the Security Trustee and any of its Affiliates, on the one hand, and the Grantor, the Issuer or any person claiming by, through or under the Grantor, the Issuer and their Affiliates on the other hand, or otherwise, available at law, in equity or otherwise.
Section5.06Relief Under Cape Town Convention. The parties agree that the Security Trustee may, in addition to or in connection with the remedies available hereunder or under any other Applicable Law, exercise of any and all remedies granted in the Cape Town Convention as it shall determine in its sole discretion. In connection therewith, the parties hereby agree to the extent permitted by Applicable Law that:
(a)Article 9(1) and Article 9(2) of the Cape Town Convention, wherein the parties may agree or the court may order that any Collateral shall vest in the Security Trustee in or towards satisfaction of the Secured Obligations, shall not preclude the Security Trustee from obtaining title to any Collateral pursuant to any other remedies available under Applicable Law (including but not limited to Article 9-620 of the UCC);
(b)any surplus of cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the Issuer upon its written direction or whomsoever may be lawfully entitled to receive such surplus;
(c)the Security Trustee may obtain from any applicable court, pending final determination of any claim resulting from an Event of Default, speedy relief in the form of any of the orders specified in Article 13 of the Cape Town Convention and Article X of the Protocol as the Security Trustee shall determine in its sole and absolute discretion, subject to any procedural requirements prescribed by Applicable Laws; and

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(d)each Grantor consents to the discharge of any International Interest with respect to any Asset or Assigned Lease made with the International Registry by the Security Trustee (and further agrees that this Agreement shall constitute evidence of such consent to the International Registry).
Section5.07Issuer as Trustee. The Security Trustee may, by notice to the Issuer or any Grantor, direct it to, and thereupon the Issuer or such Grantor shall, receive all proceeds of Collateral in trust for the Security Trustee, not commingle the same with any other property or funds of the Issuer or such Grantor and, unless the Security Trustee shall have otherwise instructed the Issuer or such Grantor, deliver or cause to be delivered all such proceeds in the exact form received, together with any necessary endorsement, to the Security Trustee or to such Person or Persons as the Security Trustee may designate, except as provided in Article III of the Indenture.
ARTICLE VI
SECURITY INTEREST ABSOLUTE

Section6.01Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:
(a)any lack of validity or enforceability of any Related Document, Assigned Document, Assigned Lease or Hedge Agreement or any other agreement or instrument relating thereto;
(b)any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Related Document, Assigned Document, Assigned Lease or Hedge Agreement or any other agreement or instrument relating thereto;
(c)any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
(d)any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of such Grantor;
(e)any change, restructuring or termination of the corporate structure, partnership or trust or existence as applicable of any Grantor; or

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(f)any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.
ARTICLE VII
THE SECURITY TRUSTEE AND OPERATING BANK

Section7.01Authorization and Action.
(a)Each Secured Party by its acceptance of the benefits of this Agreement shall be deemed to have appointed and authorized the Security Trustee to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement, the FAA Security Documents and the other Related Documents as are specifically delegated to the Security Trustee by the terms of, and to take instructions and directions from the Administrative Agent pursuant to, this Agreement, the FAA Security Documents and of the other Related Documents, and no implied duties and covenants shall be deemed to arise against the Security Trustee. For the avoidance of doubt, each Secured Party by its acceptance of the benefits of this Agreement hereby requests and instructs the Security Trustee to enter into all Assigned Lease-related documents and instruments which it is requested by any Grantor to enter into on this date and as may arise from time to time for the purpose of establishing and maintaining its security interest for itself and for the benefit of the other Secured Parties in respect of any Assigned Lease and each Grantor and Secured Party hereby agrees that the Security Trustee shall be afforded the same rights, protections, immunities and indemnities afforded to it hereunder, mutatis mutandis, in connection with the same (including, without limitation, any applicable Lease document or Lessee consent).
(b)The Security Trustee accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and the Indenture and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement and the Indenture. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds) or breach of any of its representations and warranties set forth in this Agreement, and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Related Documents.
Section7.02Absence of Duties. The powers conferred on the Security Trustee under this Agreement, each FAA Security Document and each other Security Documents with respect to the Collateral are solely to protect its interest in this Agreement and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession (which, for the avoidance of doubt, shall not include any Collateral held by the Custodian) and the accounting for moneys actually received by it under this Agreement, any FAA Security Document or any other Security Document, the Security Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any

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necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Security Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee or other party to the Related Documents.
Section7.03Representations or Warranties. The Security Trustee does not make, and shall not be deemed to have made, any representation or warranty as to any recital, statement, representation or warranty (whether written or oral) set forth in on in connection with this Agreement, any FAA Security Document, any other Related Document or any certificate or other document referred to or provided for in, or received by any of them under, any Related Document (other than such representations and warranties of the Security Trustee as expressly set forth in this Section 7.03), the validity, legality or enforceability of this Agreement, any FAA Security Document, any other Related Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement, each FAA Security Document and each other Security Document is the legal, valid and binding obligation of the Security Trustee, enforceable against the Security Trustee in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
Section7.04Reliance; Agents; Advice of Counsel.
(a)The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement, any FAA Security Document or any Related Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, or any FAA Security Document, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, and shall be fully protected in acting or refraining from acting upon, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to each Service Provider upon request such information and copies of such documents as the Security Trustee may have and as are necessary for such Service Provider to perform its duties under the applicable Related Documents. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement and any FAA Security Document is authorized by its organizational documents to enter into this Agreement, any such FAA Security Document and to

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take all action permitted to be taken by it pursuant to the provisions of this Agreement or such FAA Security Document, as applicable, and shall not have any duty to inquire into the authorization of such party with respect thereto.
(b)The Security Trustee may execute any of the powers hereunder or perform any duties under this Agreement or any FAA Security Document either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, and the Security Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.
(c)The Security Trustee may consult with counsel and any opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement or any FAA Security Document in good faith and in accordance with such opinion or advice of such counsel.
(d)The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any FAA Security Document, or to institute, conduct or defend any litigation under this Agreement or any FAA Security Document or in relation hereto or thereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
(e)The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement or any FAA Security Document shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer, the Administrative Agent or any other Person under any of the Related Documents.
(f)The Security Trustee shall not be liable for any costs, Taxes or the selection of Permitted Investments made in accordance with this Agreement, the FAA Security Documents and the Indenture or for any investment losses resulting from Permitted Investments made in accordance with this Agreement, the FAA Security Documents and the Indenture.
(g)When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 5.01 or during an insolvency case or proceeding, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.
(h)The Security Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Security Trustee obtains actual knowledge of such

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event or the Security Trustee receives written notice of such event from any of the Secured Parties or the Administrative Agent.
(i)The Security Trustee shall have no duty to (i) monitor the performance of the Issuer, the Administrative Agent or any other party to the Related Documents or (ii) monitor or maintain the priority or perfection of the security interest in the Collateral, nor shall it have any liability in connection with the appointment of the Administrative Agent, or the malfeasance or nonfeasance by such parties. The Security Trustee shall have no liability in connection with non-compliance by the Issuer, the Administrative Agent, the Servicer or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Asset or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Asset or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Asset, or any Lease.
(j)In no event shall the Security Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Security Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(k)In no event shall the Security Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or other similar catastrophic acts and interruptions, loss or malfunctions of utilities, communications or computer services.
Section7.05No Individual Liability. The Security Trustee shall have no individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Indenture, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.
Section7.06Cape Town Convention. The Security Trustee, during the term of this Agreement, shall establish and maintain a valid and existing account as a Transacting User Entity with the International Registry and, at the request of the applicable Grantor, the Administrative Agent or the Servicer or their respective agents or counsel, appoint an Administrator and/or a Professional User Entity to make registrations and deregistrations in regard to the Collateral as required by this Agreement in accordance with the Perfection Standards. Without limiting the foregoing, so long as no Event of Default has occurred and is continuing, the Security Trustee shall, at the request of the Grantor, take such actions as reasonably required to the discharge of any International Interest with respect to any Asset or Assigned Lease upon certification by the applicable Issuer (or applicable Servicer on its behalf) that the related Lease has expired or terminated or related Asset has been disposed of in a transaction permitted by the Indenture.

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Section7.07Operating Bank.
(a)If at any time the Person acting as the Operating Bank is no longer the Security Trustee, the Security Trustee shall so notify the Administrative Agent, the Trustee and the Issuer, and the Security Trustee shall cause the Administrative Agent to establish and maintain the Security Trustee Accounts with the Person then acting as the Security Trustee as provided in the Administrative Agreement and the Person then acting as the Security Trustee shall assume the obligations of the Operating Bank under this Agreement.
(b)The Operating Bank shall not be liable for any actions taken or omitted to be taken except to the extent of its own gross negligence or willful misconduct (or simple negligence in its handling of funds), and no implied duties shall be deemed to arise against the Operating Bank. The Operating Bank shall be entitled to the rights, privileges, immunities and indemnities afforded to the Security Trustee under this Agreement. The Operating Bank agrees to perform its duties hereunder in accordance with the requirements of, and subject to the limitations of the duties of, a Securities Intermediary under the UCC.
Section7.08French Security. Without limiting the generality of the foregoing provisions of this Article VII or any other provision hereof, the appointment of the Security Trustee shall include the appointment of the Security Trustee as the security agent (agent des sûretés) of the Secured Parties for the purposes, inter alia, of receiving, administering and enforcing, each solely in accordance with the express terms of the Related Documents to which it is a party, any security granted over shares or assets located in France and/or any rights or claims governed by French law (collectively, “French Security”), in the Security Trustee’s own name for the benefit of such Secured Parties, as creditors of the Secured Obligations, in accordance with articles 2488-6 to 2488-12 of the French Civil Code (Code civil), and that accordingly the Security Trustee shall, in such capacity, enjoy the rights and prerogatives of an agent des sûretés in respect thereto. Each of the foregoing provisions of this Article VII and the provisions of Article VIII hereof shall apply with respect to such appointment of the Security Trustee as agent des sûretés and are repeated mutatis mutandis in this Section 7.08 with respect to its appointment as agent des sûretés, and each of the parties hereto acknowledge and agree that in accordance with such appointment as agent des sûretés:
(a)    the agent des sûretés, will, in such capacity, be the direct title holder (titulaire) of any French Security and the direct beneficiary of such French Security;
(b)    the rights and assets acquired by the agent des sûretés in carrying out its functions in such capacity will constitute separate property (patrimoine affecté) allocated thereto, distinct from its own property (patrimoine propre);
(c)    the foregoing provisions of this Article VII and the provisions of Article VIII hereof set forth the capacity in which the agent des sûretés has been so appointed, the purpose and the term of such appointment and the scope of its power in connection with such appointment for the purposes of Article 2488-7 of the French Civil Code; and

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(d)    the agent des sûretés shall be entitled, without being required to prove the existence of a special mandate, to exercise any action necessary in order to defend the interests of the creditors of the Secured Obligations in connection with any French Security, including filing claims in insolvency proceedings.
Section7.09Force Majeure. In no event shall the Security Trustee or Operating Bank be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, epidemics, pandemics nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Security Trustee and Operating Bank shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
ARTICLE VIII
SUCCESSOR TRUSTEES

Section8.01Resignation and Removal of Security Trustee. The Security Trustee may resign at any time without cause by giving at least sixty (60) days’ prior written notice to the Issuer, the Trustee, the Servicer and the Administrative Agent. The Controlling Party may at any time remove the Security Trustee without cause by an instrument in writing delivered to the Issuer, the Servicer, the Administrative Agent and the Security Trustee. In addition, if the Security Trustee is also the Trustee, any removal of the Trustee pursuant to Section 7.01 of the Indenture shall (unless otherwise provided in the document or instrument removing the Trustee) be automatically a removal of the Security Trustee under this Agreement. No termination of or resignation by the Security Trustee pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Controlling Party of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.
Section8.02Appointment of Successor.
(a)In the case of the resignation or removal of the Security Trustee, the Issuer shall promptly appoint a successor Security Trustee; provided that the Controlling Party, on behalf of the Secured Parties, may appoint, within one year after such resignation or removal, a successor Security Trustee. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within sixty (60) days after the Security Trustee gives notice of resignation or is removed, the retiring or removed Security Trustee, the Issuer, the Administrative Agent, the Servicer or a Controlling Party may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

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(b)Any successor Security Trustee shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Security Trustee hereunder, a successor Security Trustee, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, such discharges and registrations with the International Registry, the FAA or any other Applicable Aviation Authority, the FAA Security Documents and such other instruments or notices, as may be necessary or desirable, or as the Senior Trustee may request, in order to continue the perfection (if any) of the liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement, the FAA Security Documents and the other Related Documents. The retiring Security Trustee shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Security Trustee. After any retiring Security Trustee’s resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Security Trustee, the provisions of all of Article VII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement.
(c)Each Security Trustee shall be an Eligible Institution, so long as there is such an institution willing, able and legally qualified to perform the duties of a Security Trustee hereunder, and shall meet the Eligibility Requirements; provided that the Rating Agencies shall receive notice of any replacement Security Trustee.
(d)Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall, subject to Section 8.02(c), be the Security Trustee under this Agreement and any other Related Document without further act.
(e)Following the resignation or removal of the Security Trustee, and the appointment and acceptance of such appointment by a successor Security Trustee, all references to “New York” herein shall be deemed to refer to the state in which the Security Trustee is physically located. Upon acceptance of such appointment by a successor Security Trustee (unless any provider of an Eligible Credit Facility is the Controlling Party and as Controlling Party has removed the original Security Trustee), the Issuer shall cause to be delivered to the Security Trustee and the Trustee an opinion of counsel setting forth any actions that must be taken to maintain the perfection and priority of the lien of this Agreement on the Collateral and the Issuer shall cause such action to be taken (provided that such counsel shall not be required to opine on the actual priority of such lien and that the Grantors shall not be obligated to take any action described in such opinion that is inconsistent with the Perfection Standards). Thereafter, any opinions delivered in connection with such successor Security Trustee shall be delivered in place of the applicable New York law opinions to be delivered hereunder.

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ARTICLE IX
INDEMNITY; EXPENSES; SUBORDINATION

Section9.01Indemnity

(a)The Issuer shall indemnify the Security Trustee (and its officers, directors, employees, representatives and agents) for, and defend and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it in connection with the acceptance or administration of this Agreement, the FAA Security Documents and any other Security Documents and its duties hereunder and thereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part. The Security Trustee shall notify the Issuer promptly of any claim asserted against the Security Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Security Trustee shall cooperate in the defense. The Security Trustee may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. In no event shall the Issuer settle or compromise a claim against the Security Trustee (or its directors, employees, representatives or agents) on behalf of the Security Trustee (or its directors, employees, representatives or agents) without the consent of the Security Trustee (such consent not to be unreasonably withheld or delayed). The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Security Trustee through negligence or willful misconduct. Notwithstanding anything contained herein to the contrary, it is expressly understood that (i) the Security Trustee shall not be liable to the Issuer, any Grantor or any other Person for any act taken by or omission to act by a Lessee and (ii) any act or omission in respect of any obligation of the Security Trustee undertaken on behalf of the applicable lessor in compliance with and pursuant to the terms of the applicable Lease, or any document or instrument delivered pursuant to or in relation thereto, resulting in loss, liability or expense incurred by the Security Trustee, based upon a claim by the related Lessee, shall not constitute negligence or willful misconduct for the purposes of this Section 9.01.
(b)The Issuer shall on the Payment Date following demand therefor pay to the Security Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Security Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee or any other Secured Party against any Grantor hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

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(c)The Issuer shall indemnify the Operating Bank (and its officers, directors, employees, representatives and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on its part. The Operating Bank shall notify the Issuer promptly of any claim asserted against the Operating Bank for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Operating Bank shall cooperate in the defense. The Operating Bank may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. In no event shall the Issuer settle or compromise a claim on behalf of the Operating Bank (or its officers, directors, employees, representatives or agents) without the consent of the Operating Bank (such consent not to be unreasonably withheld or delayed). The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Operating Bank through negligence or willful misconduct.
(d)The Security Trustee shall be entitled to be indemnified (subject to the limitations and requirements described in Section 9.01(a)) by the other Secured Parties to the sole satisfaction of the Security Trustee before proceeding to exercise any right or power under this Agreement or any other Security Document at the request or direction of the Senior Representative.
Section9.02Survival. The provisions of Section 9.01 and this Section 9.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Security Trustee.
Section9.03No Compensation from Secured Parties. Each of the Security Trustee and the Operating Bank agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.
Section9.04Security Trustee Fees. In consideration of the Security Trustee’s performance of the services provided for under this Agreement, the FAA Security Documents and the other Security Documents, the Issuer shall pay to the Security Trustee an annual fee set forth under a separate agreement between the Issuer and the Security Trustee in accordance with Article III of the Indenture.
Section9.05Subordination and Priority
(a)Notwithstanding the date, manner or order of attachment or perfection (if any) or the description of any collateral or security interests, liens, claims or encumbrances covered or granted by Section 2.01, each Subordinated Representative, by its execution of a Secured Party Supplement or this Agreement, agrees that the respective rights and interest of the

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Subordinated Secured Claimants in the Collateral are and shall be subordinate, to the extent and in the manner set forth hereinafter and in Articles III and X of the Indenture, to all rights and interest of the Senior Secured Claimants in the Collateral, and that the Senior Secured Claimants shall have at all times interests prior and senior to that of the Subordinated Secured Claimants in all Collateral until the payment in full of all Senior Secured Claims owed to such Senior Secured Claimants.
(b)For the purposes of this Agreement, no Senior Secured Claims shall be deemed to have been paid in full until and unless such Senior Secured Claims shall have been paid in full in cash to the applicable recipient in respect of such Senior Secured Claims.
(c)Notwithstanding anything contained herein to the contrary, payments from any property (or the proceeds thereof) deposited in the Redemption/Defeasance Account or the Refinancing Account pursuant to Section 3.11 of the Indenture or Article XI of the Indenture shall not be subordinated to the prior payment of any Senior Secured Claimants in respect of any Senior Secured Claims or subject to any other restrictions set forth in this Article IX, and none of the Holders or, if applicable, Certificate Holders or other Persons (including any Subordinated Representative), shall be obligated to pay over any such payments from any such property to the Security Trustee or any other creditor of any of the Grantors.
Section9.06Exercise of Remedies
(a) Until the date on which all the Senior Secured Claims shall have been paid in full, the Senior Representative, in its sole discretion and to the exclusion of the Subordinated Representatives, shall have, whether or not any default under the Indenture shall have occurred and be continuing and both before and after the commencement of any proceeding referred to in Section 9.07(a), the sole and exclusive right (as between the Senior Representative, on the one hand, and the Subordinated Representatives, on the other) to direct the Security Trustee to take all action with respect to the Collateral, including the right to exercise or direct voting or other consensual rights, to foreclose or forebear from foreclosure in respect of the Collateral and to accept the Collateral in full or partial satisfaction of any Senior Secured Claim, all in accordance with the terms of this Agreement. The Subordinated Representatives agree that, until the Senior Secured Claims have been paid in full, the only right of the Subordinated Secured Claimants under this Agreement is for the Subordinated Secured Claims to be secured by the Collateral for the period and to the extent provided for herein or in the Indenture and to receive a share of the proceeds of the Collateral, if any, subject to payment priorities set forth in Article III of the Indenture.
(b)The Subordinated Representatives agree that, so long as any of the Senior Secured Claims shall remain unpaid, they and the Subordinated Secured Claimants will not commence, or join with any creditor other than the Security Trustee and the Senior Secured Claimants in commencing, any enforcement, collection, execution, levy or foreclosure proceeding with respect to the Collateral or proceeds of Collateral. Upon request by the Senior Representative, the Subordinated Representatives and the Subordinated Secured Claimants will, at the expense of the Issuer, join in enforcement, collection, execution, levy or foreclosure proceedings and otherwise cooperate fully in the maintenance of such proceedings by the

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Security Trustee, including by executing and delivering all such consents, pleadings, releases and other documents and instruments as the Security Trustee may reasonably request in connection therewith, it being understood that the conduct of such proceedings shall at all times be under the exclusive control of the Security Trustee acting upon the directions of the Senior Representative.
(c)The Subordinated Representatives agree, upon written request by the Senior Representative, to release the liens and security interests in favor of the Subordinated Secured Claimants in any Collateral and to execute and deliver all such directions, consents, pleadings, releases and other documents and instruments as the Senior Representative may reasonably request in connection therewith, upon any sale, lease, transfer or other disposition of such Collateral or part thereof in accordance with, or for application of proceeds pursuant to, Section 9.05(a).
(d)The Subordinated Representatives agree that neither they nor any Subordinated Secured Claimants will contest, or bring (or join in) any action or proceeding for the purpose of contesting, the validity, perfection or priority of, or seeking to avoid, the rights of the Senior Representative or the Senior Secured Claimants in or with respect to the Collateral.
Section9.07Further Agreements of Subordination. The Subordinated Representatives agree as follows:
(a)Upon any distribution of all or any of the Collateral or proceeds of Collateral to creditors of any Grantor upon the dissolution, winding-up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of such Grantor or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar case or proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of such Grantor, or otherwise, any distribution of any kind of Collateral or proceeds of Collateral that otherwise would be deliverable upon or with respect to the Subordinated Secured Claims shall be delivered directly to the Security Trustee for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Secured Claims until the Senior Secured Claims shall have been paid in full.
(b)If any case or proceeding referred to in Section 9.07(a) is commenced by or against any Grantor:
(i)the Security Trustee is hereby irrevocably authorized and empowered (in its own name or in the name of the Secured Parties or otherwise), but shall have no obligation, to demand, sue for, collect and receive every distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including enforcing this Agreement) as it may deem necessary or advisable, or as the Senior Representative may direct, for the exercise or enforcement of any of the rights or interests of the Senior Secured Claimants hereunder; and

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(ii)the Subordinated Representatives shall duly and promptly take such action, at the expense of the Issuer, as the Senior Representative may request (A) to collect Collateral and proceeds of Collateral for the account of the Senior Secured Claimants and to file appropriate claims or proofs of claim in respect of Collateral and proceeds of Collateral, (B) to execute and deliver to the Security Trustee such powers of attorney, assignments or other instruments as the Senior Representative may request in order to enable it to enforce any and all claims with respect to the Collateral and proceeds of Collateral and (C) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Collateral or proceeds of Collateral. Without limiting the generality of any of the foregoing, if any proceeding referred to in Section 9.07(a) is commenced by or against any Grantor, the Subordinated Secured Claimants shall, upon written demand from the Senior Representative or the Security Trustee, file such claims in such proceeding as the Senior Representative or the Security Trustee, as applicable, shall request in such written demand or any subsequent written demand provided in connection therewith; provided, however, that should one or more Subordinated Secured Claimants fail to comply fully with any such demand within 30 days of receipt by such Subordinated Secured Claimant of the relevant demand, such Subordinated Secured Claimant (by holding its respective Notes or Beneficial Interest Certificate or the execution of a Secured Party Supplement or this Agreement) shall be deemed to have irrevocably appointed the Security Trustee its attorney-in-fact to file and prosecute any such claim and to dispose of any proceeds of such filing or prosecution in accordance with the terms hereof and of the other Related Documents.
(c)All payments or distributions upon or with respect to the Collateral or proceeds of Collateral that are received by the Subordinated Representatives or the Subordinated Secured Claimants contrary to the provisions of this Agreement shall be received for the benefit of the Senior Secured Claimants, shall be segregated from other funds and property held by the Subordinated Representatives or the Subordinated Secured Claimants and shall be forthwith paid over to the Security Trustee in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Secured Claims in accordance with the terms thereof.
(d)The Senior Representative is hereby authorized to demand specific performance of this Agreement at any time when any of the Subordinated Representatives or the Subordinated Secured Claimants shall have failed to comply with any of the provisions of this Agreement applicable to them. The Subordinated Representatives hereby irrevocably waive, on their own behalf and on behalf of the Subordinated Secured Claimants, to the fullest extent permitted by applicable law, any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.
Section9.08Rights of Subrogation. The Subordinated Representatives agree that no payment or distributions to the Senior Representative or the Senior Secured Claimants pursuant to the provisions of this Agreement shall entitle any Subordinated Representative or any Subordinated Secured Claimant to exercise any rights of subrogation in respect thereof until all

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obligations constituting Senior Secured Claims with respect to such Person shall have been paid in full.
Section9.09Further Assurances of Subordinated Representatives. Each of the Subordinated Representatives shall, at the expense of the Issuer, at any time and from time to time promptly execute and deliver all further instruments and documents, and take all further action, that the Senior Representative or the Security Trustee may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Representative and the Security Trustee to exercise and enforce their rights and remedies hereunder.
Section9.10Miscellaneous Subordination Provisions.
(a)The Subordinated Representatives and the Subordinated Secured Claimants will not sell, assign, pledge, encumber or otherwise dispose of any of their rights in the Collateral as such or in proceeds of Collateral as such, without the prior written consent of the Senior Representative. Nothing in this Section 9.10(a) shall limit the right of any Subordinated Secured Claimant (i) to transfer any Subordinated Secured Claim including any Note or Beneficial Interest Certificate or (ii) to sell, assign, pledge, encumber or otherwise dispose of any Note or Beneficial Interest Certificate or Collateral, if permitted or required pursuant to a Related Document.
(b)Each of the Subordinated Representatives waives, on its own behalf and on behalf of the Subordinated Secured Claimants, to the fullest extent permitted by applicable law, any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshaling, appraisement, valuation or other similar right with respect to the Collateral that may otherwise be available under applicable law or any other similar rights a junior creditor or junior secured creditor may have under applicable law.
(c)Nothing in this Agreement shall impair (i) as between the Issuer and any Secured Party, the obligations of the Issuer to such Secured Party, including the Senior Secured Claims and the Subordinated Secured Claims, or (ii) as between the Senior Secured Claimants and the Subordinated Secured Claimants, the provisions relating to the priority of payments in the Indenture; provided that it is understood that the enforcement of rights and remedies against the Collateral shall be subject to the terms of this Agreement.
(d)Upon the payment in full of the Senior Secured Claims in respect of which it is acting as Security Trustee, the Security Trustee shall, without any further action on its part, be relieved of any obligation under this Agreement with respect to such discharged Senior Secured Claims and this Agreement shall continue in effect as an agreement among the remaining Secured Parties.
(e)Prior to the date which is one year and one day after the payment in full of the Notes, each Secured Party agrees by signing the Secured Party Supplement or this Agreement that in respect of amounts due to any Secured Party hereunder not to directly or indirectly take any steps or action against the Issuer or any Issuer Subsidiary, seeking to adjudicate any of them

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as bankrupt or insolvent; seeking liquidation, bankruptcy, winding up, examination, reorganization, arrangement, adjustment, protection, relief or composition of its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors; or seeking the entry of an order for relief of the appointment of a receiver (other than pursuant to Section 5.01(e)(iv)), bankruptcy trustee, liquidator, administrator or other similar official for either all or any substantial part of its property; provided, however, that nothing herein shall prevent the Security Trustee from otherwise participating in such bankruptcy proceeding instituted by any other Person.
ARTICLE X
MISCELLANEOUS

Section10.1Amendments; Waivers; Etc.
(a)No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Issuer and the Security Trustee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. In executing and delivering any amendment or modification to this Agreement, the Security Trustee shall be entitled to (i) an Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Indenture and this Agreement and that such amendment or modification complies with the terms thereof and hereof and (ii) an Officer’s Certificate stating that all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The foregoing provisions shall not apply to the execution and delivery of any supplement hereto as provided for herein (including, without limitation, any Grantor Supplement or Collateral Supplement) to the extent that any such supplement does not purport to amend, modify or waive any provision of this Agreement other than as contemplated by clauses (b) and (c) below. The Security Trustee and the Operating Bank may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.
(b)Upon the execution and delivery by an Additional Grantor of a Grantor Supplement, Annexes I, II, III, IV and V attached to such Grantor Supplement shall be incorporated into, become a part of and supplement Section 2.01 and Schedules I, II, III, IV and V, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.
(c)Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I, II and V attached to such Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I, II and V, respectively, and the Security Trustee may attach

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such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.
Section10.2Addresses for Notices. All notices, demands, certificates, requests, directions, instructions and communications hereunder shall be in writing and shall be effective (i) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (ii) one Business Day after delivery to an overnight courier, or (iii) on the date personally delivered to an authorized officer of the party to which sent, (iv) on the date transmitted by legible telecopier transmission with a confirmation of receipt, or (v) on the date transmitted by e-mail, in all cases addressed to the recipient as follows:
(a)For each Grantor:
Willis Engine Structured Trust VI
c/o Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890
Attention: Corporate Trust Administrator
Fax: (301) 651-8882
with a copy to:
Willis Lease Finance Corporation
60 East Sir Francis Drake Boulevard, Suite 209
Larkspur, CA 94939
Attention: General Counsel
Fax: +1 (415) 408-4701
(b)For the Security Trustee, the Operating Bank and the Trustee:
U.S. Bank National Association
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
E-mail: Nicholas.Xeros@usbank.com
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02. Each party also shall provide a copy of each notice, demand, certificate, request, direction, instruction and communication to the Trustee, but the failure to do so shall not affect the validity of such notice, demand, certificate, request, direction, instruction or communication.

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In connection with the performance of their respective duties hereunder, each party may give notices, consents, directions, approvals, instructions and requests to, and otherwise communicate with, each other using electronic means, including email transmission to such email addresses as each such party shall designate to the other parties, and, if by electronic means to the Trustee, the Security Trustee or the Operating Bank, unless otherwise agreed by the applicable parties, delivered as a .PDF (Portable Document Format) or other attachment to email including a manual authorized signature on such attached notice, consent, direction, approval, instruction, request or other communication. The Security Trustee shall have no liability for the use of digital signatures and electronic methods to submit communications to the Security Trustee, including without limitation as a result of the risk of the Security Trustee acting on unauthorized instructions as a result of such use, and the risk of interception and misuse by third parties.
Section10.3No Waiver; Remedies. No failure on the part of the Security Trustee (or any beneficiary of the security interest in favor of the Secured Party pursuant to this Agreement) to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section10.4Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.
Section10.5Continuing Security Interest; Assignments. Subject to Section 10.06(c), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 10.06(c), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing subsection (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Related Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.
Section10.6Release and Termination.
(a)Upon any sale, lease, re-lease, transfer, release or other disposition of any item of Collateral or the Security Trustee’s security interest therein in accordance with the terms of the Related Documents, the Security Trustee will, at the Issuer’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request in writing and provide to the Security Trustee to evidence the release of such item of Collateral from the assignment and security interest granted hereby, and shall take all actions as shall be requested in writing by such Grantor necessary to discharge any interests in the Collateral registered on the International Registry in favor of the Security Trustee.

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(b)Except as otherwise provided in Section 10.06(c), upon the payment in full in cash of the Secured Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors and all Collateral held by the Security Trustee shall be returned to the Issuer. Upon any such termination, the Security Trustee will, at the Issuer’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request in writing to evidence such termination, and shall take all actions as shall be requested in writing by such Grantor necessary to discharge any interests in the Collateral registered on the International Registry in favor of the Security Trustee.
(c)If at any time all Notes have been defeased pursuant to Article XII of the Indenture, the pledge, assignment and security interest in the Collateral shall be released and the certificates or other instruments representing or evidencing any of the Collateral held by the Security Trustee, shall be returned to the Issuer and the Security Trustee shall, at the expense of the Issuer, execute and deliver to the Issuer such documents as the Issuer shall prepare and reasonably request in writing to evidence such termination.
Section10.7Currency Conversion. If any amount is received or recovered by the Security Trustee in a Received Currency other than the Agreed Currency, then the amount in the Received Currency actually received or recovered by the Security Trustee, to the extent permitted by law, shall, to the fullest extent permitted by Applicable Law, only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Security Trustee was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Security Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Security Trustee such amount as it shall determine to be necessary to indemnify the Security Trustee against any Loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that such indemnity, to the fullest extent permitted by Applicable Law, (i)  shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Security Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.
Section10.8Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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Section10.9Jurisdiction; Waiver of Jury Trial.
(a)Each of the parties hereto agrees that the Supreme Court of the State of New York sitting in the Borough of Manhattan, and of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such New York State or, to the extent permitted by law, such U.S. federal court being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the Issuer and the Issuer Subsidiaries party hereto from time to time agrees that the process by which any suit, action or proceeding is begun in such New York State or U.S. federal court may be served on it by being delivered in connection with any such suit, action or proceeding directly to its address determined for such party pursuant to Section 10.02 or in the applicable Grantor Supplement or, in the case of any Grantor who does not have a place of business in the United States, (a) in the case of each such Grantor party to this Agreement on the date hereof, to Corporation Service Company having an address as of the date hereof at 1180 Avenue of the Americas, Suite 210, New York, NY 10036, as process agent thereof and (b) in the case of each such Grantor executing a Grantor Supplement, to the Person named as the process agent of such party (each such process agent, a “Process Agent”) in such Grantor Supplement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(b)The submission to the jurisdiction of the courts referred to in Section 10.09(a) shall not (and shall not be construed so as to) limit the right of the Security Trustee to take proceedings against any Grantor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.
(c)Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.
(d)TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OTHER RELATED DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR THE OVERALL TRANSACTION BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS.

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Section10.10Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and any other Related Document shall be deemed to include electronic signatures or the keeping of records in electronic form (including, but not limited to DocuSign), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section10.11Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
Section10.12Limited Recourse. Notwithstanding any other provision of this Agreement, the Indenture or any other Related Document, the obligations of the Issuer and each Additional Grantor to make any payments under the Notes, this Agreement, the Indenture or any other Related Document shall be equal to the nominal amount of each payment or, if less, the actual amount received or recovered from time to time by or on behalf of the Issuer or each Additional Grantor, as applicable, which consists of funds which are entitled to be applied by the Issuer or each Additional Grantor, as applicable, in making such payment in accordance with this Agreement, the Indenture and the other Related Documents from the Collateral, including the proceeds of any contingent claims that are included in the Collateral, and no Secured Party will have further recourse to the Issuer or each Additional Grantor in respect of such obligations beyond its rights under this Agreement, the Indenture or the Related Documents. On enforcement of this Agreement, after realization of the Collateral, including liquidation of any contingent claims that are included in the Collateral, and distribution of all proceeds the Collateral, including the proceeds of any such contingent claims, in accordance with this Agreement and the Indenture, none of the Secured Parties may take any further steps against the Issuer or each Additional Grantor or against any shareholder, director or officer of the Issuer or each Additional Grantor in respect of such obligations. This provision shall not prevent any payment becoming due for the purposes of an Event of Default.
Section10.13Compliance with Applicable Regulations. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including but not limited to those relating to the funding of terrorist activities and money laundering, including without limitation, Section 326 of the USA PATRIOT Act of the United States (“Applicable Regulations”), each of the Security Trustee and the Operating Bank is required to obtain, verify and record and update certain information relating to individuals and entities which maintain a business relationship with the Security Trustee or the Operating Bank.  Accordingly, each of the parties hereto agrees to provide to each of the Security Trustee and the Operating Bank, upon its request from time to time, such identifying information and

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documentation as may be available for such party in order to enable each of the Security Trustee and the Operating Bank to comply with Applicable Regulations.
Section10.14Security Agent. If the capacity of the Security Trustee as security trustee under this Agreement is not recognized under the Applicable Law of any jurisdiction, then the capacity of the Security Trustee as security trustee shall, for purposes of enforcement of this Agreement in such jurisdiction, be deemed to be replaced by the capacity of a security agent, and all references to “Security Trustee” in this Agreement shall be deemed references to “Security Agent” for such purposes; provided that all of the rights, powers, protections, immunities and indemnities of the Security Trustee set forth in this Agreement shall apply to the “Security Agent”, notwithstanding such designation.
Section10.15Senior Representative Direction. Except as otherwise provided in this Agreement or any other Related Document, the Senior Representative (if the Senior Representative is also the Senior Trustee) shall be entitled to rely upon and act at the written direction of the Holders of a majority of the Outstanding Principal Balance of the Senior Series), as specified in the definition of Senior Trustee and following notice to Holders of the Senior Series of any event following which the Senior Representative may take or omit to take any action, the Senior Representative shall have no obligation to take any remedial action in the absence of such direction.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.
U.S. BANK NATIONAL ASSOCIATION, as Security Trustee
By:    /s/ Jose A. Galarza
Name: Jose A. Galarza
Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION, as Operating Bank
By:    /s/ Jose A. Galarza
Name: Jose A. Galarza
Title: Vice President

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WILLIS ENGINE STRUCTURED TRUST VI, as the Issuer
By:    /s/ Brian R. Hole
Name: Brian R. Hole
Title: Controlling Trustee

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GIVEN under the common seal of
WEST VI ENGINES (IRELAND) LIMITED
and delivered as a deed
/s/ Daniel J. Coulcher
Director

/s/ Gerard Mooney
Secretary

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Appendix A
SECURITY TRUST AGREEMENT
DEFINITIONS
For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Indenture, and the following terms have the meanings indicated below:
“Account Collateral” means (i) all right of a Grantor in and to each Account, deposit account and/or securities account at any time or from time to time established; (ii) all cash, investment property, Permitted Investments, other investments, securities, instruments, investment property or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time on deposit in or credited to, or required to be deposited or credited to, any such Account, deposit account and/or securities account, and (iii) all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.
“Account Letters” has the meaning specified in Section 3.03(b)(ii)(A).
“Additional Grantor” means each Issuer Subsidiary that executes and delivers a Grantor Supplement in accordance with Section 3.01(b).
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Asset Collateral” has the meaning specified in Section 2.01(a).
“Asset Mortgage” means an Asset Mortgage substantially in the form of Exhibit D-1 attached hereto.
“Asset Mortgage and Lease Security Assignment” means an Asset Mortgage and Lease Security Assignment substantially in the form of Exhibit D-2 attached hereto.
“Asset Purchase Collateral” has the meaning specified in Section 2.01(i).
“Asset Trusts” has the meaning specified in the recital of parties to this Agreement.
“Assigned Agreement Collateral” means (i) all of each Grantor’s right, title and interest in and to all Assigned Agreements; and (ii) all of each Grantor’s right, title and interest in and to all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement and all supporting obligations (as defined in Section 9-102(a)(77) of the UCC) relating to any Assigned Agreement.

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“Assigned Agreements” means, in respect of any Grantor, all security assignments, cash deposit agreements and other security agreements executed in its favor, in each case as such agreements may be amended or otherwise modified from time to time.
“Assigned Documents” means, collectively, the Assigned Agreements, the Assigned Part-Out Agreements, the Service Provider Documents included in the Servicing Collateral and the Asset Purchase Agreement and Acquisition Agreements included in the Asset Purchase Collateral.
“Assigned Lease” has the meaning specified in Section 2.01(a)(iii).
“Assigned Part-Out Agreement” has the meaning specified in Section 2.01(a)(iv).
“Assigned U.S. Lease” means an Assigned Lease in respect of which the Lessee is a U.S. Lessee.
“Beneficial Interest Collateral” means (i) the Pledged Beneficial Interests, all certificates, if any, from time to time representing such Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest after the Closing Date; and (ii) all additional beneficial interests in any Issuer Subsidiary (including any Asset Trust or other Issuer Subsidiary the ownership of which is represented by beneficial interests), from time to time acquired by each Grantor in any manner, including the beneficial interests in any Issuer Subsidiary that may be formed from time to time, and all options and other rights to acquire beneficial interests, and all certificates and/or instruments, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests.
“Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation or any successor thereto); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.
“Cape Town Convention” means the Convention on International Interests in Mobile Equipment and its Protocol on Matters Specific to Aircraft Equipment, concluded in Cape Town on 16 November 2001.
“Cape Town Lease” means any Lease either (a) that is entered into, extended or novated after March 1, 2006 with a Cape Town Lessee or (b) that is a Lease of an Airframe (that qualifies

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as an Aircraft Object) that is registered in a “Contracting State” at the time such Lease was or is entered into or novated or at the time such Lease’s term was amended.
“Cape Town Lessee” means a lessee of an Asset (that qualifies as an Aircraft Object) under a Lease that is “situated in” a “Contracting State” at the time such Lease was or is entered into or novated or at the time such Lease’s term was amended.
“Certificated Security” means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.
“Collateral” has the meaning specified in Section 2.01.
“Collateral Obligors” means the parties, other than the Issuer or any Issuer Subsidiary, to the Service Provider Documents, the Hedge Agreements, the Initial Liquidity Facility or any Eligible Credit Facility, the Asset Purchase Agreement and any Acquisition Agreement.
“Collateral Supplement” means a supplement to this Agreement in substantially the form attached hereto as Exhibit A-2 executed and delivered by a Grantor.
“Consent and Agreement” means a consent executed by each party to an Assigned Document delivered in accordance with Section 3.04(a) in substantially the form attached hereto as Exhibit C.
“Contracting State” has the meaning set forth in the Cape Town Convention.
“Contract of Sale” has the meaning set forth in the Cape Town Convention.
“Custodian” means the Person appointed as custodian under the Custodian Agreement. The initial Custodian shall be McAfee & Taft.
“Custodian Agreement” means the Custodian Agreement dated as of May 17, 2021 between the Security Trustee, the Issuer and the Custodian.
“De Minimis Account” means an account of an Issuer Subsidiary established for local tax or other regulatory or legal reasons to hold a de minimis amount of funds.
“Debt Collateral” means the following: (i) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt after the Closing Date; and (ii) all additional indebtedness from time to time owed to each Grantor by any Issuer Subsidiary and the certificates and/or instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.
“Delivery Date” has the meaning set forth in the Asset Purchase Agreement.

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“Designated Address” means U.S. Bank National Association, Global Corporate Trust, 190 South LaSalle Street, Chicago, IL 60603 or such other location in the United States as may be notified in writing by the Security Trustee to the Issuer and the Trustee from time to time.
“Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee.
“FAA Security Documents” means, collectively, each Asset Mortgage, each Asset Mortgage and Lease Security Assignment and each Lease Security Assignment.
“French Security” has the meaning specified in Section 7.08.
“Government Security” means any security that is issued or guaranteed by the United States of America or an agency or instrumentality thereof and that is maintained in book-entry on the records of the Federal Reserve Bank of New York and is subject to the Book-Entry Rules.
“Grantors” has the meaning specified in the recital of parties to this Agreement.
“Grantor Supplement” means a supplement to this Agreement in substantially the form attached hereto as Exhibit A-3 executed and delivered by an Issuer Subsidiary.
“Hedge Agreements” means any interest rate or currency swap, cap, floor, Swaption, or other interest rate or currency hedging agreement between the Issuer and any hedge provider entered into in accordance with Section 5.02(f)(iv) of the Indenture.
“Hedge Collateral” has the meaning specified in Section 2.01(j).
“Indenture” has the meaning specified in the preliminary statements to this Agreement.
“Indenture Obligations” means all obligations of the Issuer under and in respect of all Notes and/or the Indenture including all obligations of the Issuer to make payments of principal of and interest (including the Step-Up Interest Amount and interest following the filing of a petition initiating any insolvency proceeding) and premium, if any, on the Notes and all obligations of the Issuer to pay any fees, expenses or other amounts under or in respect of the Notes, the Indenture, or any other Related Document in respect of the Notes, and all obligations in respect of any amendment, modification, extension, renewal or refinancing of the Notes.
“Initial Liquidity Facility Provider” means Bank of America, N.A., and its successors and permitted assigns, or any provider of an Eligible Credit Facility so designated by a Trustee Resolution.
“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.

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“Intangible Collateral” means, collectively or individually as the context may require, the Stock Collateral, the Debt Collateral, the Beneficial Interest Collateral and the Membership Collateral.
“Lease Assignment Documents” means, in respect of any Assigned Lease or Related Asset Document, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, an Issuer Group Member as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease or Related Asset Document in favor of the Security Trustee under any Applicable Law, (c) any notice provided to the Lessee thereof of the assignment thereof pursuant to this Agreement or such supplement, (d) any acknowledgment of such assignment by such Lessee and (e) any undertaking of quiet enjoyment given by the Security Trustee to the Lessee in respect thereof.
“Lease Security Assignment” means a Lease Security Assignment substantially in the form of Exhibit D-3 attached hereto.
“Leasehold Collateral” means the leasehold interest in an Asset, the Lease and other property described in any Lease Security Assignment and subject to the security interest created or intended to be created by such Lease Security Assignment and the Related Asset Documents.
“Lessor Account Bank” has the meaning specified in Section 3.03(b)(ii)(A).
“Local Law Security Document” means a mortgage, charge, security agreement, pledge agreement or other agreement creating a security interest in any Collateral in favor of the Security Trustee that is governed by the law of a jurisdiction other than a jurisdiction in the United States.
“Membership Interest Collateral” means (i) the Pledged Membership Interests, all certificates, if any, from time to time representing such Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interest after the Closing Date; and (ii) all additional membership interests in any Issuer Subsidiary (including any Asset Subsidiary or other Issuer Group Subsidiary the ownership of which is represented by membership interests) from time to time acquired by each Grantor in any manner, all certificates and/or instruments, if any, from time to time representing such additional membership interests, and all warrants, options and other rights to acquire membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests.
“Obligor” means, with respect to a Grantor, each Lessee or any other Person obligated at any time to make any Lease Payment to such Grantor for any reason.
“Perfection Standards” has the meaning set forth in Section 3.12.

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“Pledged Beneficial Interests” means the beneficial interests identified in any of Schedule I hereto and the Asset Interests in the Asset Trusts identified on Schedule V hereto, any Collateral Supplement or Grantor Supplement, including the beneficial interests in any Asset Subsidiary or other Issuer Group Subsidiary that is a statutory or common law trust.
“Pledged Debt” means the indebtedness identified in any of Schedule I hereto, any Collateral Supplement or Grantor Supplement.
“Pledged Membership Interests” means the membership interests identified in any of Schedule I hereto, any Collateral Supplement or Grantor Supplement, including the membership interests in any Asset Subsidiary or other Issuer Group Subsidiary that is an entity in which the ownership interests are represented by membership interests.
“Pledged Stock” means the capital stock, warrants, options or other notes to acquire capital stock identified in any of Schedule I hereto, any Collateral Supplement or Grantor Supplement, including the stock of any Asset Subsidiary or other Issuer Group Subsidiary in which the ownership interests are represented by stock or any similar equity interest (other than membership interests that would be included in Pledged Membership Interests or beneficial interests that would be included in Pledged Beneficial Interests).
“Process Agent” has the meaning assigned to such term in Section 10.09.
“Related Asset Documents” means all of a Grantor’s right, title and interest in the technical documents, manuals, log books and records that relate to an Asset and all of such Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to such Asset or any Assigned Lease, any lease assignments, novations, renewals, extensions or assumption agreements, relating to the Asset or any Assigned Lease, any acceptance certificate and/or bill of sale relating to such Asset or any Assigned Lease, any guaranties, letters of credit or other credit support relating to such Asset or any Assigned Lease, and any other certificate, instrument or agreement relating to such Asset or a Lessee, user or Lessor of such Asset.
“Related Documents Obligations” means all obligations of the Issuer and of each Issuer Subsidiary under and in respect of all Related Documents to any Secured Party that are not otherwise included in the Indenture Obligations, the Secured Service Provider Obligations, the Secured Credit Facility Obligations, the Secured Hedge Agreement Obligations and the Secured Seller Obligations.
“Required Cape Town Registrations” has the meaning specified in Section 3.12(a).
“Secured Acquisition Agreement” means the Asset Purchase Agreement and each other Acquisition Agreement in respect of which the Seller has executed and delivered to the Security Trustee a Secured Party Supplement.
“Secured Credit Facility” means the Initial Liquidity Facility and, for the avoidance of doubt, all obligations to pay fees, expenses and other amounts required to be paid thereunder in

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respect of which the provider thereof has delivered to the Security Trustee a Secured Party Supplement.
“Secured Credit Facility Obligations” means the obligations of the Issuer and of each Issuer Subsidiary now or hereafter existing under any Secured Credit Facilities to Secured Credit Facility Providers.
“Secured Credit Facility Provider” means the Initial Liquidity Facility Provider.
“Secured Hedge Agreement” means a Hedge Agreement in respect of which the Hedge Counterparty has executed and delivered to the Security Trustee a Secured Party Supplement.
“Secured Hedge Agreement Obligations” means all obligations of the Issuer and of each Issuer Subsidiary to each Hedge Provider under and in respect of all Secured Hedge Agreements.
“Secured Hedge Provider” means the Hedge Counterparty of a Secured Hedge Agreement.
“Secured Obligations” means, collectively, the Indenture Obligations, the Secured Service Provider Obligations, the Secured Credit Facility Obligations, the Secured Hedge Agreement Obligations, the Secured Seller Obligations and the Related Documents Obligations.
“Secured Party” means any of or, in the plural form, all of the Security Trustee, each Noteholder, each Certificate Holder, the Issuer, each Secured Service Provider, each Secured Credit Facility Provider, each Secured Hedge Provider, each Secured Seller, and each other Person to whom any Related Documents Obligations are owing.
“Secured Party Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered to the Security Trustee by a Service Provider, Hedge Counterparty, Secured Credit Facility Provider or Seller.
“Secured Seller” means Willis Lease Finance Corporation as seller under the Asset Purchase Agreement and each other Acquisition Agreement.
“Secured Seller Obligations” means the obligations of the Issuer and each Issuer Subsidiary now or hereafter existing under each Secured Acquisition Agreement.
“Secured Service Provider” means any of the Trustee, the Servicer, the Administrative Agent, the Operating Bank, the Security Trustee and each other Service Provider entering into a Secured Service Provider Document.
“Secured Service Provider Document” means any Service Provider Document listed under clause (a) of such defined term and any other service agreement entered into by an Issuer Group Member in accordance with the Indenture in respect of which the counterparty has executed and delivered to the Security Trustee a Secured Party Supplement.

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“Secured Service Provider Obligations” means, collectively, the obligations now or hereafter existing of any Obligor to a Secured Service Provider under a Secured Service Provider Document.
“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Security Trustee as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of the Operating Bank or another Securities Intermediary who has agreed that its securities intermediary jurisdiction (within the meaning of Section 8-110 of the UCC) is the State of New York.
“Securities Intermediary” means any “securities intermediary” of the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.
“Security Trustee Account” means any Account other than a Lessor Account, established with the Operating Bank.
“Senior Representative” means the Controlling Party.
“Senior Secured Claimants” means the Secured Parties to whom the Senior Secured Claims are owed.
“Senior Secured Claims” means, with respect to any Secured Obligation (other than Secured Obligations that constitute Expenses), all other Secured Obligations the payment of which constitute a Prior Ranking Amount, it being understood that Expenses are Senior Secured Claims with respect to all other Secured Obligations and that there are no Prior Ranking Amounts in respect of Expenses.
“Service Provider Document Obligations” means, collectively, the obligations now or hereafter existing of the Issuer and each Issuer Subsidiary to a Service Provider under a Service Provider Document.
“Service Provider Documents” means (a) the Administrative Agency Agreement and the Servicing Agreement and (b) any other agreement entered into by the Issuer or any Issuer Subsidiary that is designated as a Service Provider Document in a writing signed by the Security Trustee and the Issuer.
“Servicing Collateral” has the meaning specified in Section 2.01(h).
“Stock Collateral” means: (i) the Pledged Stock and all certificates and instruments, if any, from time to time representing such Pledged Stock, any contracts and instruments pursuant to which such Pledged Stock is created or issued, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock after the Closing Date; and (ii) all additional shares of the capital stock of any Issuer Subsidiary (including any Asset Subsidiary that issues capital stock) from time to time acquired by a Grantor or issued by an issuer listed on Schedule I in any manner, including the capital stock of any Issuer Subsidiary that may be formed from time to

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time, and all warrants, options or other rights to acquire shares, and all certificates and instruments, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares.
“Subordinated Representative” means, at any time, any trustee or representative of any holders or owners (or, in the absence of any such Person, such holders and owners) of any Secured Obligations other than the Senior Representative at such time.
“Subordinated Secured Claimants” means, at any time, the holders and owners of Subordinated Secured Claims.
“Subordinated Secured Claims” means (a) with respect to any Expenses, all other Secured Obligations and (b) with respect to any other Secured Obligations, all Secured Obligations as to which the payment of such Secured Obligation constitutes a Prior Ranking Amount.
“UCC” means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.
“Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.
“USB” has the meaning specified in the recital of parties to this Agreement.
“U.S. Lessee” means a Lessee that has its principal place of business in the United States of America.

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Schedule I
SECURITY TRUST AGREEMENT
PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Issued Shares	Percentage of Issued Shares
WEST VI Engines (Ireland) Limited	$1	1	1	100%

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interest
N/A	N/A	N/A

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest
N/A	N/A	N/A

PLEDGED DEBT

Debt Issuer	Description of Debt	Date
N/A	N/A	N/A

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Schedule II
SECURITY TRUST AGREEMENT
ACCOUNT INFORMATION
The following are the wire instructions for all payments:
U.S. Bank N.A.
ABA: [*]
BNF: U.S. Bank N.A.
A/C: [*]
OBI: WEST VI SEI # (See table below)

Portfolio Number	Account
[*]	Collections Account
[*]	Lessee Funded Account
[*]	Security Deposit Account
[*]	Expense Account
[*]	Series Account for Series A Notes
[*]	Series Account for Series B Notes
[*]	Series Account for Series C Notes
[*]	Asset Purchase Account
[*]	Asset Replacement Account
[*]	Liquidity Facility Reserve Account
[*]	Initial Liquidity Payment Account
[*]	Maintenance Reserve Account
[*]	Asset Disposition Contribution Account
[*]	DSCR Cash Trap Account
[*]	Series C Reserve Account
[*]	Hedge Termination Payment Account
[*]	Unowned Assets Reserve Account

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Schedule III
SECURITY TRUST AGREEMENT

PRINCIPAL OFFICES

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office
WEST VI Engines (Ireland) Limited	Connaught House, 1 Burlington Road, Dublin 4 Ireland

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Schedule IV
SECURITY TRUST AGREEMENT
PROCESS AGENT

Name of Grantor	Process Agent
WEST VI Engines (Ireland) Limited	Corporation Service Company 1180 Avenue of the Americas, Suite 210 New York, NY 10036 USA

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Schedule V
SECURITY TRUST AGREEMENT
ASSET TRUSTS

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Schedule VI
SECURITY TRUST AGREEMENT
OTHER ISSUER GROUP SUBSIDIARIES
WEST VI Engines (Ireland) Limited

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Schedule VII
SECURITY TRUST AGREEMENT
LEASES
None

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Schedule VIII
SECURITY TRUST AGREEMENT
ASSETS
None

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Exhibit A-1
SECURITY TRUST AGREEMENT
FORM OF SECURED PARTY SUPPLEMENT
U.S. Bank National Association, as Security Trustee
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com
[Date]
Re: Security Trust Agreement, dated as of May 17, 2021
Ladies and Gentlemen:
Reference is made to the Security Trust Agreement (as amended from time to time, the “Security Trust Agreement”), dated as of May 17, 2021 among WILLIS ENGINE STRUCTURED TRUST VI, a Delaware statutory trust (the “Issuer”), each of the ISSUER SUBSIDIARIES (including each Asset Trust) party thereto from time to time as a grantor (such Subsidiaries, together with the Issuer and the Asset Trusts, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USB”), as Security Trustee (in such capacity, the “Security Trustee”) and as operating bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.
The undersigned hereby:
1. confirms that delivered herewith is a true and complete copy of the [describe agreement], between [the Issuer][applicable Issuer Subsidiary] and the undersigned, dated as of ____ ], which is [a Hedge Agreement][a Servicer Provider Document][an Acquisition Agreement][the Initial Liquidity Facility] referred to in the Security Trust Agreement [FOR HEDGE PROVIDERS ENTITLED TO SENIOR HEDGE PAYMENTS ADD: payments under which constitute Hedge Payments under and as defined in the Indenture, entitled to the priority of payments specified in Section 3.09(a)(ii) of the Indenture and Section 3.09(b)(iii) of the Indenture;
2. confirms that it has received a copy of the Security Trust Agreement and such other documents and information as it deems appropriate to make a decision to enter into this Secured Party Supplement;
3. confirms that, upon delivery of this Secured Party Supplement, each reference in the Security Trust Agreement to a “Secured Party” shall also mean and be a reference to the

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undersigned and the undersigned accepts the benefits of the Security Trust Agreement subject to the terms and provisions thereof (including Article IX thereof);
4. in its capacity as a Secured Party, appoints and authorizes the Security Trustee to take any and all actions in respect of the Collateral as are delegated to the Security Trustee by the terms of the Security Trust Agreement, together with any such powers and discretion as are reasonably incidental thereto;
5. in its capacity as a Secured Party, confirms its agreement to the limitations and qualifications of the Security Trustee’s obligations set forth in Article VII of the Security Trust Agreement and acknowledges that the rights of the Security Trustee as a collateral assignee of the Servicing Agreement are limited as provided by Section 12.01 of the Servicing Agreement;
6. confirms that notwithstanding any other provision of this Secured Party Supplement, the Security Trust Agreement, the Indenture or any other Related Document, the obligations of the Issuer to make any payments under the Notes, the Security Trust Agreement, the Indenture or any other Related Document shall be equal to the nominal amount of each payment or, if less, the actual amount received or recovered from time to time by or on behalf of the Issuer which consists of funds which are entitled to be applied by the Issuer in making such payment in accordance with the Security Trust Agreement and the Indenture from the Collateral, including the proceeds of any contingent claims that are included in the Collateral, and no Secured Party will have further recourse to the Issuer in respect of such obligations beyond its rights under the Security Trust Agreement and the Indenture. On enforcement of the Security Trust Agreement, after realization of the Collateral, including liquidation of any contingent claims that are included in the Collateral, and distribution of all proceeds of the Collateral, including the proceeds of any such contingent claims, in accordance with the Security Trust Agreement and the Indenture, none of the Secured Parties may take any further steps against the Issuer or against any shareholder, director or officer of the Issuer in respect of such obligations. This provision shall not prevent any payment becoming due for the purposes of an Event of Default.
This Secured Party Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Secured Party Supplement by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Secured Party.
[Signature pages follow]

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This Secured Party Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Laws but otherwise without regard to conflict of laws principles.
Very truly yours,
[NAME OF SECURED PARTY]
By:    ____________________________________
Name:
Title:
Acknowledged and agreed to as of the date first above written:
U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but
solely as the Security Trustee
By:    ____________________________________
Name:
Title:

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Exhibit A-2
SECURITY TRUST AGREEMENT
FORM OF COLLATERAL SUPPLEMENT
U.S. Bank National Association, as Security Trustee
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com
[Date]
Re: Security Trust Agreement, dated as of May 17, 2021
Ladies and Gentlemen:
Reference is made to the Security Trust Agreement (as amended from time to time, the “Security Trust Agreement”), dated as of May 17, 2021 among WILLIS ENGINE STRUCTURED TRUST VI, a Delaware statutory trust (the “Issuer”), each of the ISSUER SUBSIDIARIES (including each Asset Trust) party thereto from time to time as a grantor (such Subsidiaries, together with the Issuer and the Asset Trusts, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USB”), as Security Trustee (in such capacity, the “Security Trustee”) and as operating bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.
The undersigned Grantor hereby delivers, as of the date first above written, the attached Annexes I through VIII pursuant to Section 3.01 of the Security Trust Agreement.
The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 4.02 of the Security Trust Agreement (as supplemented by the attached Annexes).
If and to the extent applicable, the undersigned Grantor makes the following representations and warranties: The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests described in Annex I hereto constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC. Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests have been delivered to the Security Trustee. Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (iii) have been registered in the name of the Security Trustee. None of such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests that constitute or evidence

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the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.
Attached are [(i) an Account Letter in substantially the form of Exhibit B to the Security Trust Agreement from each Account Bank at which each Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit C to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 3.04(a) of the Security Trust Agreement and (iii)] duly completed copies of Annexes I through VIII hereto only to the extent setting forth information not previously provided in the corresponding Schedule of the Security Trust Agreement (as supplemented prior to the date hereof).
This Collateral Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Collateral Supplement by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Collateral Supplement.
[Signature pages follow]

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This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Laws but otherwise without regard to conflict of laws principles.
Very truly yours,
[NAME OF GRANTOR]
By:    ____________________________________
Name:
Title:
Acknowledged and agreed to as of the date first above written:
U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but
solely as the Security Trustee
By:    ____________________________________
Name:
Title:

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Annex I
COLLATERAL SUPPLEMENT
PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Issued Shares	Percentage of Issued Shares

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interest

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

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ANNEX II
COLLATERAL SUPPLEMENT
ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME OF ACCOUNT HOLDER	ACCOUNT NUMBER

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ANNEX V
COLLATERAL SUPPLEMENT
ASSET TRUSTS

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ANNEX VI
COLLATERAL SUPPLEMENT
OTHER ISSUER SUBSIDIARIES

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ANNEX VII
COLLATERAL SUPPLEMENT
LEASES

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ANNEX VIII
COLLATERAL SUPPLEMENT
ASSETS

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Exhibit A-3
SECURITY TRUST AGREEMENT
FORM OF GRANTOR SUPPLEMENT
U.S. Bank National Association, as Security Trustee
Global Corporate Trust
190 South LaSalle Street
Chicago, IL 60603
Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com [Date]
Re: Security Trust Agreement, dated as of May 17, 2021
Ladies and Gentlemen:
Reference is made to the Security Trust Agreement (as amended from time to time, the “Security Trust Agreement”), dated as of May 17, 2021 among WILLIS ENGINE STRUCTURED TRUST VI, a Delaware statutory trust (the “Issuer”), each of the ISSUER SUBSIDIARIES (including each Asset Trust) party thereto from time to time as a grantor (such Subsidiaries, together with the Issuer and the Asset Trusts, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USB”), as Security Trustee (in such capacity, the “Security Trustee”) and as operating bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.
The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to “Grantor” shall also mean and be a reference to the undersigned. To secure the payment and performance of the Secured Obligations, the undersigned hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Security Trustee, for the benefit of the Secured Parties, a security interest in and to all of the undersigned’s right, title and interest in, to and under the Collateral now or hereafter owned by the undersigned, whether now existing or hereafter created, provided, however, that, to the extent the Collateral consists of the obligations of any Collateral Obligor to the undersigned, such security interest in such Collateral shall not be for the benefit of such Collateral Obligor.
The undersigned hereby makes each representation and warranty set forth in Section 4.02 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Asset Collateral, the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests, the Stock Collateral, the Debt Collateral, the Beneficial Interest Collateral, the Membership Interest Collateral, the Account Collateral, the Assigned Agreements, the Acquisition Agreements, the Asset Purchase Collateral, the Service Provider Documents, the Servicing Collateral and the

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Assigned Documents shall be construed to include a reference to the corresponding Collateral hereunder.
If and to the extent applicable, the undersigned makes the following representations and warranties: The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests described in Annex I hereto constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC. Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests have been delivered to the Security Trustee. Such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (iii) have been registered in the name of the Security Trustee. None of such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.
The undersigned hereby agrees, together with the Issuer, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.
Attached are [(i) an Account Letter in substantially the form of Exhibit B to the Security Trust Agreement from each Account Bank at which each Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit C to the Security Trust Agreement from the counterparty thereto and (iii)] duly completed copies of Annexes I through VIII hereto only to the extent setting forth information not previously provided in the corresponding Schedule of the Security Trust Agreement (as supplemented prior to the date hereof).
This Grantor Supplement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Grantor Supplement by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Grantor Supplement.
This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Laws but otherwise without regard to conflict of laws principles.
[The Granter confirms for the benefit of each other party to the Security Trust Agreement that, pursuant to and as required by Section 10.09(a) of the Security Trust Agreement, it has appointed the Process Agent named on Annex IV.]1
[Signature pages follow]
1 To be deleted if Grantor has a place of business in the United States.

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Very truly yours,
[ _ ]
By:    ____________________________________
Name:
Title:
Acknowledged and agreed to as of the date first above written:
U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity, but
solely as the Security Trustee
By:    ____________________________________
Name:
Title:

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ANNEX I
GRANTOR SUPPLEMENT
PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Issued Shares	Percentage of Issued Shares

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interest

PLEDGED BENEFICIAL INTERESTS

Issuer	Certificate No.	Percentage of Beneficial Interest

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

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ANNEX II
GRANTOR SUPPLEMENT
ACCOUNT INFORMATION

NAME AND ADDRESS OF BANK	NAME OF ACCOUNT HOLDER	ACCOUNT NUMBER

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ANNEX III
GRANTOR SUPPLEMENT
PRINCIPAL OFFICES

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office

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ANNEX IV
GRANTOR SUPPLEMENT
PROCESS AGENT

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ANNEX V
GRANTOR SUPPLEMENT
ASSET TRUSTS

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ANNEX VI
GRANTOR SUPPLEMENT
OTHER ISSUER SUBSIDIARIES

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ANNEX VII
GRANTOR SUPPLEMENT
LEASES

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ANNEX VIII
GRANTOR SUPPLEMENT
ASSETS

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Exhibit B
SECURITY TRUST AGREEMENT
FORM OF ACCOUNT LETTER
_______________, 20__
[Name and address
of Account Bank]
[Name of the Grantor]
Ladies and Gentlemen:
Reference is made to Account No. __________ into which certain monies, instruments and other properties are deposited from time to time (the “Pledged Account”) maintained with you by ____________________ (the “Grantor”). Pursuant to the Security Trust Agreement, dated as of May 17, 2021 (as amended, supplemented or otherwise modified, the “Security Trust Agreement”), among the Grantor, other “Grantors” and U.S. Bank National Association, as the Security Trustee (the “Security Trustee”) and the Operating Bank. Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in (or by reference in) the Security Trust Agreement.
Pursuant to the Security Trust Agreement, the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the “Collateral”): the Pledged Account, all funds held or required by the terms of the Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Account, all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Collateral, and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Collateral, and all proceeds of any and all of the foregoing Collateral. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement.
By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Pledged Account. Further, you hereby agree with the Security Trustee that:
(a) Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the terms and conditions of the Security Trust Agreement, and will henceforth be subject to written instructions only from a Responsible Officer of the Security Trustee or (unless you are otherwise notified by the Security

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Trustee) from a Responsible Officer of the Administrative Agent as the agent of the Security Trustee. In the event of any conflicting instructions, those of the Security Trustee shall prevail.
(b) You will follow your usual operating procedures for the handling of any remittance received in the Pledged Account, including any remittance that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.
(c) You will transfer, in same day funds, on each of your business days, an amount equal to the credit balance of the Pledged Account (other than any amount required to be left on deposit for local tax or other regulatory or legal purposes) on such day to the following account (the “Collections Account”):
U.S. Bank National Association
[_________]
ABA: [_________]
CR: [_________]
ACCT: [_________]
REF: [_________]
SWIFT: [_________]
Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.
[The foregoing clause (c) shall be revised to reflect a less frequent funds transfer permitted under the Indenture to the extent applicable for the Pledged Account.]
(d) All service charges and fees with respect to the Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to such account.
(e) The Security Trustee and the Administrative Agent as the agent of the Security Trustee shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Account in accordance with the terms of the Security Trust Agreement, and the undersigned shall comply in all respects with such exercise.
(f) In the event that you have or subsequently obtain by agreement, by operation of law or otherwise a security interest in the Pledged Account or any cash or other property credited thereto, such security interest shall be subordinated to the security interest of the Security Trustee.
It is the intention of the parties to grant “control” of the Pledged Account and the other Collateral to the Security Trustee for purposes of perfection of the Security Trustee’s security interest in such Collateral pursuant to Article 8 and Article 9 of the UCC.
You hereby agree (i) that your “jurisdiction” (within the meaning of Article 8 or Article 9 of the UCC, as applicable) as the securities intermediary or the bank, as applicable, with respect

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to each Pledged Account is the State of New York, (ii) (A) that the law of the State of New York governs all issues specified in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary and, to the extent not so provided in any account agreement governing the Pledged Account, such account agreement is hereby amended to so provide and (B) that you will not modify the law applicable to such issues or (so long as this letter agreement is in effect) under such account agreement, and (iii) to the extent that any Pledged Account is a “securities account” (as defined in Article 8 of the UCC), (A) you are the “securities intermediary” (as defined in Article 8 of the UCC) of such securities account, (B) all items of property credited thereto from time to time (whether cash, investment property, Permitted Account Investments, other investments, securities, instruments or other property) will be treated as a “financial asset” as defined in Article 8 of the UCC and (B) all securities, instruments and other property in order or registered from and credited to the Pledged Account shall be payable to you or to your order, or registered in your name, or shall be indorsed to you or in blank, and in no case whatsoever shall any “financial asset” as defined in Article 8 of the UCC credited to the Pledged Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially indorsed by a Grantor to you or in blank.
This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon 30 days’ prior written notice to the Grantor and the Security Trustee. Upon such termination you shall close the Pledged Account and transfer all funds in the Pledged Account to the Collections Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collections Account all funds and other property received in respect of the Pledged Account.
[To be inserted if Grantor is an Asset Trustee: The parties hereto agree that all of the statements, representations, covenants and agreements made by Grantor as Aircraft Trustee contained in this letter agreement and any agreement referred to herein, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate (as such expression is defined in the Asset Trust Agreement) and establishing the existence of rights and remedies which can be exercised and enforced against such Trust Estate. Therefore, anything contained in this Agreement or such other agreements to the contrary notwithstanding (except for any express provisions that Asset Trustee is responsible for in its individual capacity), no recourse shall be had with respect to this letter agreement or such other agreements against Grantor in its individual capacity or against any institution or person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling person or persons of any of them.]
[Signature pages follow]

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This letter agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Laws but otherwise without regard to conflict of laws principles.
[NAME OF GRANTOR]

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Security Trustee and not in its individual capacity

By:_________________________________
    Name:
    Title:

[NAME OF ACCOUNT BANK]
By:_________________________________
    Name:
    Title:

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Exhibit C
SECURITY TRUST AGREEMENT
FORM OF CONSENT AND AGREEMENT
_______________, [20__]
[Name of the Grantor]
Ladies and Gentlemen:
Reference is made to the agreement between you and the Grantor dated (the “Assigned Document”).
Pursuant to the Security Trust Agreement, dated as of May 17, 2021 (the “Security Trust Agreement”), among the Grantor, certain other Grantors and U.S. Bank National Association, as the Security Trustee (the “Security Trustee”) and Operating Bank, the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the “Collateral”): all of such Grantor’s right, title and interest in and to the Assigned Document, including without limitation all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Document, all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Document, claims of such Grantor for damages arising out of or for breach or default under the Assigned Document and the right of such Grantor to terminate the Assigned Document, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under the Assigned Document or by statute or at law or in equity. Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Security Trust Agreement.
By signing this Consent and Agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Trust Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Assigned Document. Further, you hereby agree with the Security Trustee that:
(a) You will make all payments to be made by you under or in connection with the Assigned Document directly to the Collections Account or otherwise in accordance with the instructions of the Security Trustee.
(b) The Security Trustee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Document in accordance with the terms of the Security Trust Agreement, and you will comply in all respects with such exercise.
(c) You will not, without the prior written consent of the Security Trustee, (i) cancel or terminate the Assigned Document or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Document.

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This Consent and Agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns.
This Consent and Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including Sections 5-1401 and 5-1402 of the New York General Obligations Laws but otherwise without regard to conflict of laws principles.
Very truly yours,
[NAME OF GRANTOR]
By:    ____________________________________
Name:
Title:
U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as the Security Trustee
By:    ____________________________________
Name:
Title:
Acknowledged and agreed to as of
the date first above written:
[NAME OF OBLIGOR]
By:    ____________________________________
Name:
Title:
[LIST ALL PARTIES TO ASSIGNED DOCUMENTS
NOT ALREADY PARTY HERETO]

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Exhibit D-1
SECURITY TRUST AGREEMENT
FORM OF ASSET MORTGAGE
MORTGAGE AND SECURITY AGREEMENT NO. [_]
MORTGAGE AND SECURITY AGREEMENT NO. [_] (the “Agreement”) dated as of ______________, 20__ between [__________] (“[__________]”), not in its individual capacity, but solely as Owner Trustee (the “Grantor”), and U.S. BANK NATIONAL ASSOCIATION (“USB”), as security trustee (in such capacity, the “Security Trustee”). Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
WHEREAS, Willis Engine Structured Trust VI, a Delaware statutory trust (the “Issuer”), USB, as Trustee, and certain other parties have entered into the Trust Indenture, dated as of May 17, 2021 (as amended, supplemented or otherwise modified, the “Indenture”);
WHEREAS, the Issuer, the Security Trustee, the Grantor and certain other Issuer Subsidiaries have entered into the Security Trust Agreement, dated as of May 17, 2021 (as amended, supplemented or otherwise modified, the “Security Trust Agreement”), in order to secure, among other things, the payment of the Notes and the Beneficial Interest Certificates issued by the Issuer and the payment and performance of all Secured Obligations;
WHEREAS, the Grantor has agreed to secure the Secured Obligations under the Notes, the Beneficial Interest Certificates and the other Related Documents by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the [Airframe and the] Engine[s] described in Schedule 1 hereto ([collectively, ]the “Asset”) and on certain other property and rights relating thereto; and
WHEREAS, the Grantor will derive substantial direct and indirect benefit from the proceeds of the Notes and the Beneficial Interest Certificates and from the execution, delivery and performance of the Related Documents, whether or not the Grantor is a party thereto.
NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Related Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:
1.    SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, for its benefit and the benefit of the Secured Parties, subject to no prior interests of any Person whatsoever except for a lessee under any Lease of the Asset, in all of such Grantor’s right, title and interest in and to the following collateral, whether now existing

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or hereafter created or acquired (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement:
(a)    the Asset;
(b)    all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Asset [or on any component Engine thereof] or may be installed in any other aircraft or aircraft engine;
(c)    the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to the Asset and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Asset, any acceptance certificate, and/or bill of sale relating to the Asset, any guaranties, letters of credit or other credit support relating to the Asset, and any other certificate, instrument or agreement relating to the Asset or a lessee, user or lessor of the Asset (collectively, the “Asset Related Documents”);
(d)    all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of the total or partial loss or physical destruction, confiscation, condemnation or requisition due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above;
(e)    all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Related Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a “Mortgage Supplement”), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and
(f)    all proceeds, howsoever arising, of the foregoing.
BUT EXCLUDING, HOWEVER, the Excluded Payments.
TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.
2.    INCORPORATION BY REFERENCE. The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Trust Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference.

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3.    MISCELLANEOUS
3.1    Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.
3.2    Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
3.2    Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.
3.4    Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Trust Agreement.
3.5    Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
If to the Grantor:
[__________]
Telephone:
Facsimile:
Attention:

If to the Security Trustee:
U.S. Bank National Association
            Global Corporate Trust
            190 South LaSalle Street
            Chicago, IL 60603
            Attention: N. Xeros (West VI Administrator)
        Email: Nicholas.Xeros@usbank.com

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3.6    Owner Trustee. [__________] is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [__________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding [__________] personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [__________] solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [__________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [__________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and [__________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.
3.7    Security Trustee.
The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.
3.8    Execution in Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]

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    IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York.
GRANTOR:    [__________], not in its individual capacity but solely as Owner Trustee
By:    ____________________________________
Name:
Title:

SECURITY TRUSTEE:    U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Security Trustee
By:    ____________________________________
Name:
Title:

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APPENDIX A
MORTGAGE AND SECURITY AGREEMENT
DEFINITIONS
For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in (or by reference in) the Security Trust Agreement, and the following terms have the meanings indicated below:
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Asset” has the meaning specified in the recitals to this Agreement.
[“Airframe” has the meaning assigned to such term in Schedule 1 attached hereto.]
“Asset Related Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.
“Beneficial Interest Certificates” has the meaning specified in the Indenture.
“Closing Date” means May 17, 2021.
“USB” has the meaning specified in the recital of parties to this Agreement.
“Engine[s]” has the meaning assigned to such term in Schedule 1 attached hereto.
“Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee.
“Grantor” has the meaning specified in the recital of parties to this Agreement.
“Indenture” has the meaning specified in the recitals to this Agreement.
“Issuer” has the meaning specified in the recitals to this Agreement.
“Issuer Group Member” means the Issuer or any Issuer Subsidiary.
“Issuer Subsidiary” means either or both, as the context may require, of (i) each Subsidiary of the Issuer existing on the Closing Date and listed on Schedule 2 to the Indenture, and (ii) each other direct or indirect Subsidiary of the Issuer.

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“Lease” means, with respect to any Portfolio Asset, any lease agreement (including, without limitation, any future aircraft lease agreement), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Issuer Group Member that owns or leases-in such Portfolio Asset (as Lessor) and a Person that is not an Issuer Group Member (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Related Documents; provided that if, under any subleasing arrangement with respect to a Portfolio Asset permitted by the Lease of such Portfolio Asset and executed by the Lessee and a sub-lessee, the Lessor of such Portfolio Asset agrees to receive payments or collateral directly from, or is to make payments directly to, such sublessee, in any such case to the exclusion of the related Lessee, then the relevant sublease shall constitute the “Lease” of such Portfolio Asset, and the sublessee shall constitute the related “Lessee” with respect to such Portfolio Asset, but only to the extent of the provisions of such sublease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor.
“Lessee” means the Lessee under a Lease.
“Lessor” means the Lessor under a Lease.
“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.
“Notes” means any one of the notes issued pursuant to the Indenture.
“Mortgage Collateral” has the meaning specified in Section 1 of this Agreement.
“Mortgage Supplement” has the meaning specified in Section 1 of this Agreement.
“Obligor” means, with respect to a Grantor, each Lessee or any other Person obligated at any time to make any payment under a Lease to such Grantor for any reason.
“Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Asset.
“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.
“Portfolio Asset” means any “Asset” as defined in the Indenture.
“Related Documents” has the meaning specified in the Indenture.

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“Secured Obligations” means, inter alia, all obligations owed to the Secured Parties by each Issuer Group Member and by each Obligor, as more particularly defined and described in the Security Trust Agreement.
“Secured Party” has the meaning specified in the Security Trust Agreement.
“Security Trust Agreement” has the meaning specified in the preliminary statements to this Agreement and is attached hereto as Schedule 2.
“Security Trustee” has the meaning specified in the recital of parties to this Agreement.
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
“Trust Agreement” means the Amended and Restated Trust Agreement No. [_], dated as of [__________], between the Grantor and [__] (as successor to _____________).
“Trust Estate” has the meaning specified in the Trust Agreement.
“Trustee” means USB, in its capacity as trustee under the Indenture.

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SCHEDULE 1
MORTGAGE AND SECURITY AGREEMENT
MORTGAGE COLLATERAL
[“Airframe” means one (1) [__________] model [__________] aircraft bearing manufacturer’s serial number [_____].]
“Engine[s]” means [one (1)][two (2)] [__________] model [__________] aircraft engines bearing manufacturer’s serial number[s] [_____] [and [_____] respectively].

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SCHEDULE 2
MORTGAGE AND SECURITY AGREEMENT
SECURITY TRUST AGREEMENT

(INTENTIONALLY OMITTED AS CONTAINING CONFIDENTIAL INFORMATION)

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Exhibit D-2
SECURITY TRUST AGREEMENT
FORM OF ASSET MORTGAGE AND LEASE SECURITY ASSIGNMENT

MORTGAGE AND SECURITY AGREEMENT NO. [_]
MORTGAGE AND SECURITY AGREEMENT NO. [_] (the “Agreement”) dated as of ______________, 20__ between [__________] (“[__________]”), not in its individual capacity, but solely as Owner Trustee (the “Grantor”), and U.S. BANK NATIONAL ASSOCIATION (“USB”), as security trustee (in such capacity, the “Security Trustee”). Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
WHEREAS, Willis Engine Structured Trust VI, a Delaware statutory trust (the “Issuer”), USB, as Trustee, and certain other parties have entered into the Trust Indenture, dated as of May 17, 2021 (as amended, supplemented or otherwise modified, the “Indenture”);
WHEREAS, the Issuer, the Security Trustee, the Grantor and certain other Issuer Subsidiaries have entered into the Security Trust Agreement, dated as of May 17, 2021 (as amended, supplemented or otherwise modified, the “Security Trust Agreement”), in order to secure, among other things, the payment of the Notes and the Beneficial Interest Certificates issued by the Issuer and the payment and performance of all Secured Obligations;
WHEREAS, the Grantor has agreed to secure the Secured Obligations under the Notes, the Beneficial Interest Certificates and the other Related Documents by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the [Airframe and the] Engine[s] described in Schedule 1 hereto ([collectively, ]the “Asset”) and on certain other property and rights relating thereto; and
WHEREAS, the Grantor will derive substantial direct and indirect benefit from the proceeds of the Notes and the Beneficial Interest Certificates and from the execution, delivery and performance of the Related Documents, whether or not the Grantor is a party thereto.
NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Related Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:
1.    SECURITY INTEREST. The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, for its benefit and the benefit of the Secured Parties, subject to no prior interests of any Person whatsoever except for a lessee under any Lease of the Asset, in all of such Grantor’s right, title and interest in and to the following collateral, whether now existing

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or hereafter created or acquired (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement:
(a)    the Asset;
(b)    all Parts, equipment, attachments, accessories, replacement and added Parts and components now or hereafter placed thereon, installed therein or attached thereto, whether or not any of such Parts, equipment, attachments, accessories, replacements or added parts or components may from time to time no longer be installed on the Asset [or on any component Engine thereof] or may be installed in any other aircraft or aircraft engine;
(c)    the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to the Asset and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to the Asset or any Assigned Lease, any lease assignments, novations or assumption agreements, relating to the Asset or any Assigned Lease, any acceptance certificate, and/or bill of sale relating to the Asset or any Assigned Lease, any guaranties, letters of credit or other credit support or collateral security relating to the Asset or any Assigned Lease, and any other certificate, instrument or agreement relating to the Asset or a lessee, user or lessor of the Asset (collectively, the “Asset Related Documents”);
(d)    all proceeds from the sale or other disposition of, all proceeds of insurance due to the Grantor on, and all proceeds of the total or partial loss or physical destruction, confiscation, condemnation or requisition due to the Grantor with respect to, any of the equipment described in clauses (a), (b) and (c) above;
(e)    the Initial Lease and each other Lease of the Asset, whether or not owned by the Grantor, under which the Grantor is or may from time to time be the Lessor, together with any and all Asset Related Documents relating to such Initial Lease and each other Lease (any such Initial Lease and other Leases and Asset Related Documents being referred to individually as an “Assigned Lease” and collectively as the “Assigned Leases”), including without limitation, (A) all rights of the Grantor to all Lease Payments, however denominated, under such Assigned Leases, (B) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to or with respect to such Assigned Leases, (C) claims of the Grantor for damages arising out of or for breach or default under such Assigned Leases, (D) all rights of the Grantor to receive and any and all rights to amend, waive, modify and give notices, approvals and consents under such Assigned Leases, (E) all rights of the Grantor under any such Assigned Lease with respect to any sublease of any such Asset, (F) all rights of the Grantor to terminate any such Assigned Lease, whether arising under such Assigned Lease or by statute or at law or in equity, (G) all rights of the Grantor to

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possession of any Asset under an Assigned Lease and (H) all other rights and property of the Grantor included therein together with all payments, including without limitation all rent, damages, expenses, indemnities and other amounts due to the Grantor (or any Person claiming by, through or under the Grantor) thereunder;
(f)    all rents, issues, profits, revenues and other income of the property intended, subjected or required to be subjected to the Lien of this Agreement hereby, by the other Related Documents or by any supplement to this Agreement in form and substance satisfactory to the Security Trustee (a “Mortgage Supplement”), and all of the estate, right, title and interest of every nature whatsoever of the Grantor in and to the same and every part thereof; and
(g)    all proceeds, howsoever arising, of the foregoing.
BUT EXCLUDING, HOWEVER, the Excluded Payments.
TO HAVE AND TO HOLD the Mortgage Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.
2.    INCORPORATION BY REFERENCE. The security interest in the Mortgage Collateral created under this Agreement is granted in accordance with the Security Trust Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference.
3.    MISCELLANEOUS
3.1    Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.
3.2    Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
3.2    Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.
3.4    Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in

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obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Trust Agreement.
3.5    Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
If to the Grantor:
[__________]
Telephone:
Facsimile:
Attention:

If to the Security Trustee:
U.S. Bank National Association
            Global Corporate Trust
            190 South LaSalle Street
            Chicago, IL 60603
            Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com
3.6    Owner Trustee. [__________] is entering into this Agreement solely in its capacity as Owner Trustee under the Trust Agreement and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [__________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding [__________] personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [__________] solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [__________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [__________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate for satisfaction of the same and [__________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.
3.7    Security Trustee.

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The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.
3.8    Execution in Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]

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    IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York.
GRANTOR:    [__________], not in its individual capacity but solely as Owner Trustee
By:    ____________________________________
Name:
Title:

SECURITY TRUSTEE:    U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Security Trustee
By:    ____________________________________
Name:
Title:

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APPENDIX A
MORTGAGE AND SECURITY AGREEMENT
DEFINITIONS
For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in (or by reference in) the Security Trust Agreement, and the following terms have the meanings indicated below:
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Asset” has the meaning specified in the recitals to this Agreement.
[“Airframe” has the meaning assigned to such term in Schedule 1 attached hereto.]
“Asset Related Documents” has the meaning assigned to such term in Section 1(c) of this Agreement.
“Assigned Lease” has the meaning assigned to such term in Section 1(e) of this Agreement.
“Beneficial Interest Certificates” has the meaning specified in the Indenture.
“Closing Date” means [__], 2018.
“USB” has the meaning specified in the recital of parties to this Agreement.
“Engine[s]” has the meaning assigned to such term in Schedule 1 attached hereto.
“Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee.
“Grantor” has the meaning specified in the recital of parties to this Agreement.
“Indenture” has the meaning specified in the recitals to this Agreement.
“Initial Lease” has the meaning assigned to such term in Schedule 1 attached hereto.
“Issuer” has the meaning specified in the recitals to this Agreement.
“Issuer Group Member” means the Issuer or any Issuer Subsidiary.

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“Issuer Subsidiary” means either or both, as the context may require, of (i) each Subsidiary of the Issuer existing on the Closing Date and listed on Schedule 2 to the Indenture, and (ii) each other direct or indirect Subsidiary of the Issuer.
“Lease” means, with respect to any Portfolio Asset, any lease agreement (including, without limitation, any future aircraft or engine lease agreement), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Issuer Group Member that owns or leases-in such Portfolio Asset (as Lessor) and a Person that is not an Issuer Group Member (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Related Documents; provided that if, under any subleasing arrangement with respect to a Portfolio Asset permitted by the Lease of such Portfolio Asset and executed by the Lessee and a sub-lessee, the Lessor of such Portfolio Asset agrees to receive payments or collateral directly from, or is to make payments directly to, such sublessee, in any such case to the exclusion of the related Lessee, then the relevant sublease shall constitute the “Lease” of such Portfolio Asset, and the sublessee shall constitute the related “Lessee” with respect to such Portfolio Asset, but only to the extent of the provisions of such sublease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor.
“Lease Payments” means all lease payments and other amounts payable by or on behalf of a Lessee under a Lease, and all rights of Grantor to receive moneys due and to become due under or pursuant to such Lease, including, without limitation, Rent Payments, Utilization Rents and Security Deposits.
“Lessee” means the Lessee under a Lease.
“Lessor” means the Lessor under a Lease.
“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.
“Notes” means any one of the notes issued pursuant to the Indenture.
“Mortgage Collateral” has the meaning specified in Section 1 of this Agreement.
“Mortgage Supplement” has the meaning specified in Section 1 of this Agreement.
“Obligor” means, with respect to a Grantor, each Lessee or any other Person obligated at any time to make any Lease Payments to such Grantor for any reason.
“Part” means any and all parts, avionics, attachments, accessions, appurtenances, furnishings, components, appliances, accessories, instruments and other equipment installed in, or attached to (or constituting a spare for any such item installed in or attached to) the Asset.

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“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.
“Portfolio Asset” means any “Asset” as defined in the Indenture, including, for the avoidance of doubt, the Asset.
“Related Documents” has the meaning specified in the Indenture.
“Rent Payments” means all payments of basic rent under a Lease that are payable in respect of periods specified under such Lease.
“Secured Obligations” means, inter alia, all obligations owed to the Secured Parties by each Issuer Group Member and by each Obligor, as more particularly defined and described in the Security Trust Agreement.
“Secured Party” has the meaning specified in the Security Trust Agreement.
“Security Deposits” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease.
“Security Trust Agreement” has the meaning specified in the preliminary statements to this Agreement and is attached hereto as Schedule 2.
“Security Trustee” has the meaning specified in the recital of parties to this Agreement.
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
“Trust Agreement” means the Amended and Restated Trust Agreement No. [_], dated as of [__________], between the Grantor and [__] (as successor to _____________).
“Trust Estate” has the meaning specified in the Trust Agreement.
“Trustee” means USB, in its capacity as trustee under the Indenture.
“Utilization Rent” means any payment (including any use payment) under a Lease that is based on the usage of the Portfolio Asset subject to such Lease or which is based on, or in respect of which, the Lessor under a Lease may be obligated to reimburse the Lessee under such Lease for specified maintenance activities with respect to such Portfolio Asset.

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SCHEDULE 1
MORTGAGE AND SECURITY AGREEMENT
MORTGAGE COLLATERAL
[“Airframe” means one (1) [__________] model [__________] aircraft bearing manufacturer’s serial number [_____].]
“Engine[s]” means [one (1)][two (2)] [__________] model [__________] aircraft engines bearing manufacturer’s serial number[s] [_____] [and [_____] respectively].
“Initial Lease” means [__________].

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SCHEDULE 2
MORTGAGE AND SECURITY AGREEMENT
SECURITY TRUST AGREEMENT

(INTENTIONALLY OMITTED AS CONTAINING CONFIDENTIAL INFORMATION)

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Exhibit D-3
SECURITY TRUST AGREEMENT
FORM OF LEASE SECURITY ASSIGNMENT
LEASE SECURITY ASSIGNMENT NO. [_]
LEASE SECURITY ASSIGNMENT NO. [_] (the “Agreement”) dated as of ______________, 20__ between [__________] (“[__________]”)[, not in its individual capacity, but solely as Owner Trustee] (the “Grantor”), and U.S. BANK NATIONAL ASSOCIATION (“USB”), as security trustee (in such capacity, the “Security Trustee”). Capitalized terms used and not defined herein are used as defined in in the Security Trust Agreement (as defined below), including those incorporated therein by reference to another document.
W I T N E S S E T H:
WHEREAS, Willis Engine Structured Trust VI, a Delaware statutory trust (the “Issuer”), USB, as Trustee, and certain other parties have entered into the Trust Indenture, dated as of May 17, 2021 (as amended, supplemented or otherwise modified, the “Indenture”);
WHEREAS, the Issuer, the Security Trustee, the Grantor and certain other Issuer Subsidiaries have entered into the Security Trust Agreement, dated as of May 17, 2021 (as amended, supplemented or otherwise modified, the “Security Trust Agreement”), in order to secure, among other things, the payment of the Notes and the Beneficial Interest Certificates issued by the Issuer and the payment and performance of all Secured Obligations;
WHEREAS, the Grantor has agreed to secure the Secured Obligations under the Notes, the Beneficial Interest Certificates and the other Related Documents by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in any Assigned Lease and on certain other property and rights relating thereto; and
WHEREAS, the Grantor will derive substantial direct and indirect benefit from the proceeds of the Notes and the Beneficial Interest Certificates and from the execution, delivery and performance of the Related Documents, whether or not the Grantor is a party thereto.
NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Related Documents and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:
1.    LEASE SECURITY ASSIGNMENT.    The Grantor hereby bargains, sells, transfers and conveys to the Security Trustee, for the benefit of the Secured Parties, and grants to the Security Trustee for the benefit of the Secured Parties, a first priority security interest in and to the Assigned Lease, and all amendments, supplements, schedules, receipts and acceptance certificates executed or delivered pursuant thereto, together with all of the Grantor’s rights as lessor thereunder including without limitation: (a) all rights, if any,

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under § 1110 of the Bankruptcy Code of the United States or any statute of similar import (whether of the United States or any other jurisdiction and whether now in effect or hereinafter enacted); (b) all rights to receive payment of insurance proceeds and payments with respect to any manufacturer’s warranty, in each case payable with respect to the aircraft, the aircraft engines or other property which is the subject of the Assigned Lease; and (c) upon the occurrence of an Event of Default to demand, collect, receive and retain all rent and other sums which become payable under or in connection with the Assigned Lease, but excluding in each case any Excluded Payments.
2.    INCORPORATION BY REFERENCE. The security interest in the Assigned Lease created under this Agreement is granted in accordance with the Security Trust Agreement and all of the terms and conditions thereof, including but not limited to provisions relating to the exercise of remedies, shall be incorporated herein by reference.
3.    REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants that:
(f)    the Assigned Lease is in full force and effect;
(b)    there has occurred no event under the Assigned Lease which constitutes a default or event of default thereunder or which with the giving of notice or lapse of time or both would constitute a default thereunder;
(c)    no rent or other sum payable under the Assigned Lease has been prepaid;
(d)    the Assigned Lease is the entire agreement of lease with respect to the aircraft, aircraft engines and other property which are the subject thereof, and the Assigned Lease has not been amended, supplemented, or modified nor has any provision thereof been waived by either party thereto;
(e)    by this assignment, the Security Trustee assumes none of the obligations of the lessor under the Assigned Lease and lessor shall remain solely responsible for the performance of each and every term and provision of the Assigned Lease on its part to be performed; and
(f)    upon the occurrence and continuation of an Event of Default and in addition to any other rights and remedies provided in the Indenture or arising by operation of law, the Security Trustee may send notice to the lessee under the Assigned Lease demanding that such lessee perform all obligations required to be performed thereunder including, but not limited to, the obligation to pay all rent and other sums which may thereafter become payable under the Assigned Lease, solely to and for the benefit of the Security Trustee to the exclusion of Grantor and any other party who may claim entitlement to the payment thereof.

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4.    MISCELLANEOUS
4.1    Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.
4.2    Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
4.2    Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.
4.4    Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably deem desirable in obtaining the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Security Trust Agreement.
4.5    Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
If to the Grantor:
[__________]
Telephone:
Facsimile:
Attention:

If to the Security Trustee:
U.S. Bank National Association
            Global Corporate Trust
            190 South LaSalle Street
            Chicago, IL 60603
            Attention: N. Xeros (West VI Administrator)
Email: Nicholas.Xeros@usbank.com
[4.6    Owner Trustee. [__________] is entering into this Agreement solely in its capacity as Owner Trustee under the Amended and Restated Trust Agreement No. [_], dated as

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of [__________], between the Grantor and [__________] (as successor to ________________) (the “Trust Agreement”) and not in its individual capacity, except as expressly set forth herein. Accordingly, each of the representations, warranties, undertakings and agreements herein made on the part of [__________], is made and intended not as a personal representation, warranty, undertaking or agreement by or for the purpose or with the intention of binding [__________] personally, but is made solely in its capacity as Owner Trustee. This Agreement is executed and delivered by [__________] solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against [__________] or any successor in trust on account of any action taken or omitted to be taken or any representation, warranty, undertaking or agreement hereunder of [__________], either expressed or implied, all such personal liability, if any, being expressly waived by the parties hereto, except that the parties hereto, or any Person acting by, through or under them, making a claim hereunder, may look to the Trust Estate (as defined in the Trust Agreement) for satisfaction of the same and [__________] or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct in the performance of its duties as Owner Trustee or otherwise.]
4.7    Security Trustee.
The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Security Trust Agreement as if such rights, protections, immunities and indemnities were specifically set forth herein.
4.8    Execution in Counterparts.
This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]

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    IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this Mortgage and Security Agreement to be executed as of the day and year first above written and to be delivered in the State of New York.
GRANTOR:    [__________][, not in its individual capacity but solely as Owner Trustee]
By:    ____________________________________
Name:
Title:

SECURITY TRUSTEE:    U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Security Trustee
By:    ____________________________________
Name:
Title:

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APPENDIX A
LEASE SECURITY ASSIGNMENT
DEFINITIONS
For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in (or by reference in) the Security Trust Agreement, and the following terms have the meanings indicated below:
“Asset Related Documents” means the technical data, technical documents, manuals, log books and all inspection, modification, overhaul, service, repair, maintenance, technical and other records that relate to a Portfolio Asset and all the Grantor’s right, title and interest, present and future, therein and thereto and any sale or other transfer agreement relating to any Assigned Lease, any lease assignments, novations or assumption agreements, relating to any Assigned Lease, any acceptance certificate relating to any Assigned Lease, any guaranties, letters of credit or other credit support or collateral security relating to any Assigned Lease, and any other certificate, instrument or agreement relating to any Assigned Lease.
“Assigned Lease” means each Initial Lease and each other Lease of a Portfolio Asset, whether or not owned by the Grantor, under which the Grantor is or may from time to time be the Lessor, together with any and all Asset Related Documents relating to such Lease.
“Closing Date” means May 17, 2021.
“Excluded Payments” means payments in respect of (i) indemnities (including interest thereon, if applicable) payable (directly or indirectly) by a Lessee to an indemnitee (other than to a Grantor for its own account) pursuant to a Lease and (ii) proceeds of public liability insurance in respect of the Assets payable, directly or indirectly, as a result of insurance claims paid, or losses suffered, by a Person (other than a Grantor for its own account) and including, for the avoidance of doubt, the Lessee.
“Initial Lease” has the meaning assigned to such term in Schedule 1 attached hereto.
“Issuer Group Member” means the Issuer or any Issuer Subsidiary.
“Issuer Subsidiary” means either or both, as the context may require, of (i) each Subsidiary of the Issuer existing on the Closing Date and listed on Schedule 2 to the Indenture, and (ii) each other direct or indirect Subsidiary of the Issuer.
“Lease” means, with respect to any Portfolio Asset, any lease agreement (including, without limitation, any future aircraft or engine lease agreement), conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between an Issuer Group Member that owns or leases-in such Portfolio Asset (as Lessor) and a Person that is not an Issuer Group Member (as Lessee), as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the

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Related Documents; provided that if, under any subleasing arrangement with respect to a Portfolio Asset permitted by the Lease of such Portfolio Asset and executed by the Lessee and a sub-lessee, the Lessor of such Portfolio Asset agrees to receive payments or collateral directly from, or is to make payments directly to, such sublessee, in any such case to the exclusion of the related Lessee, then the relevant sublease shall constitute the “Lease” of such Portfolio Asset, and the sublessee shall constitute the related “Lessee” with respect to such Portfolio Asset, but only to the extent of the provisions of such sublease agreement relevant to such payments and collateral and to the extent agreed by the relevant Lessor.
“Lease Payments” means all lease payments and other amounts payable by or on behalf of a Lessee under a Lease, and all rights of Grantor to receive moneys due and to become due under or pursuant to such Lease, including, without limitation, Rent Payments, Utilization Rents and Security Deposits.
“Lessee” means the Lessee under a Lease.
“Lessor” means the Lessor under a Lease.
“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.
“Notes” means any one of the notes issued pursuant to the Indenture.
“Obligor” means, with respect to a Grantor, each Lessee or any other Person obligated at any time to make any Lease Payments to such Grantor for any reason.
“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.
“Portfolio Asset” means any “Asset” as defined in the Indenture, including, for the avoidance of doubt, the Asset.
“Related Documents” has the meaning specified in the Indenture.
“Rent Payments” means all payments of basic rent under a Lease that are payable in respect of periods specified under such Lease.
“Secured Obligations” means, inter alia, all obligations owed to the Secured Parties by each Issuer Group Member and by each Obligor, as more particularly defined and described in the Security Trust Agreement.
“Secured Party” has the meaning specified in the Security Trust Agreement.

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“Security Deposits” means any cash deposits and other collateral provided by, or on behalf of, a Lessee to secure the obligations of such Lessee under a Lease.
“Security Trust Agreement” has the meaning specified in the preliminary statements to this Agreement and is attached hereto as Schedule 2.
“Security Trustee” has the meaning specified in the recital of parties to this Agreement.
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
“Trustee” means USB, in its capacity as trustee under the Indenture.
“Utilization Rent” means any payment (including any use payment) under a Lease that is based on the usage of the Portfolio Asset subject to such Lease or which is based on, or in respect of which, the Lessor under a Lease may be obligated to reimburse the Lessee under such Lease for specified maintenance activities with respect to such Portfolio Asset.

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SCHEDULE 1
LEASE SECURITY ASSIGNMENT
DESCRIPTION OF INITIAL LEASE

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SCHEDULE 2
LEASE SECURITY ASSIGNMENT
SECURITY TRUST AGREEMENT

(INTENTIONALLY OMITTED AS CONTAINING CONFIDENTIAL INFORMATION)

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Exhibit E
SECURITY TRUST AGREEMENT
FORM OF FAA OPINION

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